AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON DECEMBER 1,1999
SECURITIES ACT FILE NO. 2-14543 INVESTMENT COMPANY ACT
FILE NO. 811-825

-------------------------------------------------------------------------------
-----------
       SECURITIES AND EXCHANGE COMMISSION
             WASHINGTON, D.C. 20549
                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                      1933
           PRE-EFFECTIVE AMENDMENT NO.
         POST-EFFECTIVE AMENDMENT NO. 54
                     AND/OR
                       [x]

   REGISTRATION STATEMENT UNDER THE INVESTMENT
               COMPANY ACT OF 1940
                AMENDMENT NO. 24
                       [x]
        (CHECK APPROPRIATE BOX OR BOXES)

-------------------------------------------------------------------------------
--
---------
           AMERICAN GROWTH FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
           110 16th Street, Suite 1400
             Denver, Colorado 80202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                 (303) 626-0600

                  Robert Brody
           110 16th Street, Suite 1400
                Denver, CO 80202
     (Name and Address of Agent for Service)
               -------------------
Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement
-------------------
It is proposed that this filing will become effective (check appropriate box)

          [X]  immediately upon filing pursuant to paragraph (b)
          [_]  on November 10, 1998 pursuant to paragraph (b)
          [_]  60 days after filing pursuant to paragraph (a) (1)
          [_]  on (date) Pursuant to paragraph (a) (1)
          [_]  75 days after filing pursuant to paragraph (a) (2)
          [_]  on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:
          [_] this post-effective amendment designates a new effective Date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2(a) (1) under the Investment Company Act of 1940, the Fund has registered an indefinite number or amount of its securities under the Securities Act of 1933. The Fund filed its Rule 24f-2 notice for the fiscal year ended July 31, 1999 on September 25, 1999.

                   Prospectus
              American Growth Fund
        110 Sixteenth Street, Suite 1400
                Denver, CO 80202
                 (303) 626-0600

     Prospectus American Growth Fund, Inc.
   Class A  ~  Class B  ~  Class C  ~  Class D

                December 1, 1999



Table of Contents
Fund Overview
     3
     Investment Goal
     3
     Investment Approach
     3
     Investment Strategy
     3
     Risks
     4
     Investor Profiles
     5
Fund Performance History 6
Fee Table
     8
About the Fund
     10
     Fund Investment Objective
     10
     Fund Strategies
     10
     Managing Risks
     11
     Year 2000
     12
Management
     13
     Board of Directors
     13
     Investment Advisor
     13
     Portfolio Managers
     13
Pricing of Fund Shares
     15
Your Account
     16
     Class A
     16
     Class B
     16
     Class C
     17
     Class D
     17
     Class A & D Sales Charges
    18
     Reducing Sales Charges
     19
     Buying Shares
     20
          Automatic Investment
          Plan
     21
          Direct Deposit
     21
          Dividend
          Reinvestment Plan
     21
          Systematic
          Withdrawal Plan
     21
     Retirement Plans
     21
     Redeeming Shares
     22
     Account Minimum
     24
     Dividends
     24
     Distributions
     24
     Taxes
     24
Financial Highlights
     25
     Understanding Terms
     29
Contact Us
     30


CALLOUT
Meet Wiggins
From time to time you will see Wiggins appear throughout the Prospectus. Wiggins will provide you with special information and helpful hints.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

A Fund Overview

What is the Fund's investment goal?
The Fund's primary objective is growth of capital. Income as a factor in portfolio selection is a secondary objective.

Principal investment strategy.
Investment Research Corporation manages American Growth Fund, Inc.
(the Fund) using a "growth style" of investing. We use a consistent approach to build equity portfolios, searching one-by-one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. When a company's fundamentals are strong, we believe earnings growth will follow. Using this disciplined approach, we look for companies having some or all of the following characteristics:

     growth that is faster than a company's peers growth that is faster than the market as a whole and sustainable over the long term
     strong management team
     leading market positions and growing brand identities financial, marketing, and operating strength

American Growth Fund normally invests in a portfolio of common stocks, U.S. government securities, and a variety of corporate fixed-income obligations. If the Fund invests in foreign securities they generally are Canadian Securities or American Depository receipts.

     For the equity portion of its portfolio, the Fund emphasizes investments in

CALLOUT
An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency.

A Fund Overview                                 cont.
          common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in our opinion, they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (up to 75%) of its total assets in equity securities.

     If the Fund invests in fixed-income, investment grade securities, for temporary defensive purposes, they generally are U.S. government obligations. If corporate fixed income securities are used, the securities normally are rated A or higher by Moody's Investor Service, Inc. ("Moody's") or A or higher by Standard & Poor's ("S&P"). There is no maximum limit on the amount of straight debt securities in which the Fund may invest, and the Fund may invest up to 100% of its assets in such securities (of any maturities) for temporary defensive purposes.

Main risks of investing.
The primary risks of investing in this Fund are:

     Stock Market Risk. The value of the stocks and other securities owned by American Growth Fund fluctuate depending on the performance of the companies that issued them, general market economic conditions, and investor confidence. In addition, if our assessment of a company's to increase earnings faster than the rest of the market is not correct, the securities in the portfolio may not increase in value, and could even decrease in value.

     Interest Rate Risk. When interest rates change, the value of the fixed-income portion of the Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities.

     Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of and interest when due, including default risk.

     Foreign Investment Risk. Investments in foreign securities involve different

A Fund Overview                                 cont.
          risks than U.S. investments, including fluctuations in currency exchange rates, potential unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to
          U.S. issuers. The Fund will not invest more than 25% of its assets in foreign securities. Securities of Canadian Issue and American
Depository Receipts are not subject to the 25% limitation.

Loss of money is a risk of investment in the Fund.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who may want to invest in the Fund?
The Fund may be a good investment if you are...
     seeking long-term capital growth from your investment comfortable with the Fund's price volatility comfortable with the risks associated with the Fund's investment strategy

Who may not want to invest in the Fund?
The Fund may not be a good investment if you are...
     investing for a short period of time
     uncomfortable with volatility in the value of your investment

Fund Performance History

Set forth below is a graph comparing the Fund's performance (Class D) as of the end of the ten most recently completed calendar years, to the performance of the S&P 500 and the Consumer Price Index for the same periods.

You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Fund's past performance does not necessarily indicate how it will perform in the future.

<chart>

1989 24.77%
1990 -6.91%
1991 23.93%
1992 12.69%
1993 24.26%
1994 -4.00%
1995 25.47%
1996 10.50%
1997 13.26%
1998 6.06%

Best calendar quarter         12/98          17.6%
Worst calendar quarter   09/98          -13.06%
Performance for the Fund's most recent calendar quarter ended 9/30/99 was -3.5%.
Sales loads or account fees are not reflected in the bar charts, and if they were, returns would be less than those shown.

Fund Performance History                  cont.

The following table sets forth the Fund's average annualized total returns at maximum offering price for the one, five and ten year periods ended
12/ 31/98 and life of the class from commencement on 8/1/58 to 12/31/98 for the Fund's Class D shares. Returns for the Fund's Class A, Class B and Class C shares are for the one year ended December 31, 1998, and period from inception on March 1, 1996 to December 31, 1998.

                                        DOW JONES
RELEVANT       AVERAGE ANNUALIZED            INDUSTRIAL
PERIOD         TOTAL RETURN             AVERAGE
                                        (DJIA)
Class D
 1 year             0.00%                         16.09%
 5 year             8.55%                         19.65%
10 year        11.75%                   15.55%
Life of the Fund    10.28%
                    Class A        DJAI           Class B        DJAI      Class
C    DJAI
One year         0.23%*       16.09%         5.0%      16.09%
                                                       6.3%
                                                       16.09%
Since inception   19.4%*      20.18%         23.81%*   20.1%
                                                       23.9%* 20.1%

Past performance is not predictive of future performance. See
'Performance Information' in the Statement of Additional Information for a discussion of the method of calculating total return.

The Dow Jones Industrial Average is the most widely used market indicator, composed of 30 large, actively traded issues.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                              CLASS A    CLASS B   CLASS C
     CLASS D
SHAREHOLDER FEES: (fees paid directly from your investment)
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)............      5.75%          None None
                                                                                5.75%
Maximum deferred sales charge
  (load) as a percentage of original
  purchase price or redemption proceeds,
  whichever is lower     ..............................................              None(b)                  5% d      1% e

                                                                                                                        None(b)
Maximum sales charge (load) imposed on
  reinvested dividends..............................................            None                None           None
                                                                                                                   None
Redemption Fees....................................................             None                None           None
                                                                                                                   None
Exchange Fee.........................................................           None                None           None
                                                                                                                   None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(a):
Management fees...................................................              0.83%                     0.83%

                                                                                                         0.83%
                                                                                                         0.83%
Distribution and Service (12b-1) fees......................           0.30%                         1.00%
                                                                                                    1.00%
                                                                                                    None
Other Expenses......................................................            0.85%                         0.90%

                                                                                                              0.92%

                                                                                                              0.89%
Total Annual Fund Operating Expenses...........             1.98%                         2.73%
                                                                                          2.75%
                                                                                          1.72%

   (a) Class B shares convert to Class A shares automatically approximately seven years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares".
   (b) Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase.
   (c) Each participant in a retirement plan account is charged a $20 annual service fee which is paid 50% to the Custodian of the retirement plan and 50% to the Distributor to offset expenses incurred in servicing such accounts.
   (d) Contingent Deferred Sales Charge for the 1st 2 years are 5%, 3rd and 4th years - 4%, 5th yr. - 3%, 6th yr, - 2%, 7th yr. - 1%.
   (e) For one year.

Fee Table                                               cont.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual cost maybe higher or lower, based on these assumptions your costs would be:

                              1 Year              3 Years             5 Years             10
                                                                                          Years
EXAMPLE:
     Class A             $764           $1,161              $1,581              $2,749
            Class B             $776         $1,247              $1,745              $2,788
                                                                                     *
            Class C             $378         $853           $1,454             $3,080
            Class D             $175         $542           $933                $2,030

You would pay the following expenses if you did not redeem you shares:

            Class A             $764         $1,161              $1,581              $2,749
            Class B             $276         $847      $1,445
                                                       $2,788*
            Class C             $278         $853           $1,454            $3,080
            Class D             $175         $542           $933                $2,030

The Example does not reflect sales charges (loads) on reinvested dividends [and other distributions]. If these sales charges (loads) were included, your costs would be higher.

*Class B expenses for years 8-10 are based on Class A expenses, since Class B shares automatically convert to Class A shares after 7 years.

Information about the Fund

What is the Fund's investment objective?
The Fund's primary objective is growth of capital. Income as a factor in portfolio selection is a secondary objective.

What are the Fund's Strategies?
In attempting to achieve its investment objective, the Fund will typically invest at least 65% of its assets in common stocks and securities convertible into common stocks traded on national securities exchanges or over-the-counter. Investment Research Corporation, the Fund's investment adviser (the Adviser) will choose common stocks (or convertible securities) that it believes have a potential for capital appreciation because of existing or anticipated economic conditions or because the securities are considered undervalued or out of favor with investors or are expected to increase in price over the short-term. Convertible debt securities will be rated at least A by Moody's Investor Service or Standard and Poor's
Ratings Services, or, if unrated, will be comparable quality in the opinion of the Adviser.

In pursuing the Fund's objective, the Adviser intends to take a conservative approach to investing, balancing the preservation of capital against potential gains. When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, until such time as the Adviser believes market conditions warrant otherwise, invest all or part of the assets in corporate bonds, debentures (both short and long term) or preferred stocks rated A or above (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements whereby the underlying security is issued by the United States Government or any agency thereof, or retain funds in cash or cash equivalents. If the Fund takes these temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions, it may not achieve its investment objective. The Fund's performance could be lower during periods when it retains or invests its assets in these more defensive holdings. There are market risks in all investments in securities, and the value of the Fund's securities, and consequently the Fund's share price, will fluctuate.

We go beyond Wall Street analysis and perform our own intensive in-house research to determine whether companies meet our growth criteria. From time to time we meet company management teams and other key staff face-to-face and tour corporate facilities and manufacturing plants to get a complete picture of the company before we invest.

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider the investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the principal risks you assume when investing in American Growth Fund. Please see the Statement of Additional
Information for further discussion of these risks and other risks not discussed here.

Information about the Fund                cont.

Risks
----------------------------------------
--------------
Market risk is the risk that all or
a majority of the securities in a
certain market - like the stock or
bond market - will decline in
value because of factors such as
economic conditions, future
expectations or investor
confidence.
----------------------------------------
--------------
Industry and security risk is the
risk that the value of securities in
a particular industry or the value
of an individual stock or bond
will decline because of changing
expectations for the performance
of that industry or for the
individual company issuing the
stock or bond.





----------------------------------------
--------------
Interest rate risk is the risk that
securities will decrease in value
if interest rates rise. The risk is
greater for bonds with longer
maturities than for those with
shorter maturities.

Credit risk is the possibility that
a bond's issuer (or an entity that
insures a  bond) will be unable to
make timely payments of interest
and principal.
----------------------------------------
--------------
Foreign risk is the risk that
foreign securities may be
adversely affected by political
instability, changes in currency
exchange rates, foreign economic
conditions or inadequate
regulatory and accounting
standards.

----------------------------------------
--------------
Liquidity risk is the possibility
that securities cannot be readily
sold, or can only be sold at a
price lower than the price that
the Fund has valued them.

How we strive to manage them
----------------------------------------
--------------
We maintain a long-term
investment approach and focus
on stocks we believe can
appreciate over an extended time
frame regardless of interim
market fluctuations.


----------------------------------------
--------------
We limit the amount of the
Fund's assets invested in any one
industry and in any individual
security. We do not invest more
than 5% of the Fund's total assets
in any one issuer nor do we
invest more than 25% in any one
industry.  However, the Fund
may invest up to 100% of its
total assets in U.S. Government
Securities, such as Treasury Bills
or Treasury Notes. We also
follow a rigorous selection
process designed to identify
undervalued securities before
choosing securities for the
portfolio.
----------------------------------------
--------------
When investing in debt
American Growth Fund generally
invests in U.S. government
securities only. If corporate debt
is used it is rated A or better.






----------------------------------------
--------------
We typically invest only a small
portion of the Fund's portfolio in
foreign corporations through
American Depository Receipts.
We do not invest directly in
foreign securities. When we do
purchase ADRs, they are
generally denominated in U.S.
dollars and traded on a U.S.
exchange.
----------------------------------------
--------------
We limit exposure to illiquid
securities.


Information about the Fund                cont.
A repurchase agreement is a contract under which the seller of a security agrees to buy it back at an agreed upon price and time in the future.

The Fund will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Fund's board of directors. The Fund will not invest more than 10% of its net assets in repurchase agreements that mature in less than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

High portfolio turnover (over 100%) may involve corresponding greater brokerage commissions and other transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to share holders, are treated as ordinary income.

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000.
This is commonly known as the "Year 2000 Issue". The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking extra steps reasonably designed to address the Year 2000 Issue on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. Year 2000 may also have a negative impact on companies in which the Fund invests. Foreign companies may be more affected by Year 2000 issues then U.S. companies.

Management

How is the Fund managed?
The daily operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund also has a board of advisors which counsels the directors as to general economic conditions and specific industries.

The Board of Directors
The Board of Directors meets at least quarterly to establish and oversee procedures and review the performance of the investment adviser, distributor and others responsible for services to the Fund.

The Investment Adviser
Since the organization of the Fund in 1958, its registered investment adviser has been Investment Research Corporation (IRC). Investment Research Corporation is located at 110 Sixteenth Street, Suite 1400, Denver, Colorado 80202-4418.

The Adviser provides investment advice and recommendations concerning the purchases and sales of the Fund's portfolio of securities. It also furnishes statistical and analytical information and administrative and clerical services to the Fund.

The Fund has an agreement to pay the Adviser an annual fee for its services based on a percentage of the Fund's average net assets. Under the investment advisory contract with IRC, the Adviser receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% of such assets in excess of $30 million. The Fund pays its own operating expenses. For the fiscal year ended July 31, 1999, this fee amounted to 0.83% of the average net assets on each of the Fund's four classes.

Portfolio Managers
Robert Brody, the sole shareholder, President and Director of the Adviser, has primary responsibility for making day-to-day investment decisions for the Fund. Mr. Brody has acted in this capacity for the Fund since 1958.
He earned his undergraduate degree in business administration with an emphasis in economics and finance from the University of Denver. He later earned his masters' degree in both business administration and public administration from the University of Denver. Mr. Brody is also President and Director of the Fund's distributor, American Growth Fund Sponsors, Inc.

Management                                          cont.

Timothy E. Taggart, Treasurer of the Fund and Executive Vice President of the Adviser, acts as assistant portfolio manager and analyst to the Fund President. He joined the Fund in 1983. Mr. Taggart has a MBA from the University of Denver.

CALLOUT
American Growth Fund has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund. Among other provisions, the Code of Ethics prohibits Portfolio Managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase and sale of the same security within 2 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the Fund to obtain approval before executing personal trades.

Pricing of Fund Shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange on a business day, you will pay that day's closing share price, which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New
York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Years Day, Martin
Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any debt securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Your Account
Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame. You may also consult the Fund's Statement of Additional Information for more details.

Choosing class A, B or C
     Class A
Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy shares. The offering price for Class A shares includes the front-end sales charge.
If you invest $50,000 or more, your front-end sales charge will be reduced.
     You may qualify for other reduced sales charges, as described in "How to reduce your sales charge", and under certain circumstances the sales charge may be waived.
     Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average net assets, which is lower than the 12b-1 fee for Class B and Class C shares.
     Class A shares generally are not subject to a contingent deferred sales charge unless they are sold in amounts of $1,000,000 or more at net asset value and are redeemed within 1 year of purchase.
     Class B
     Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within seven years after you buy them.
     If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the third and fourth years, 3% during the fifth year, 2% during the sixth year, and 1% during the seventh year.
     Under certain circumstances the contingent deferred sales charge may be waived.
     For approximately seven years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the Distributor, dealers or others for providing services and maintaining accounts.
     Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.
     Approximately seven years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversions

Your Account                                         cont.
may occur as late as three months after the eighth anniversary of purchase, during which time
Class B's higher 12b-1 fees apply.
     Class C
     Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.
     Under certain circumstances the contingent deferred sales charge may be waived.
     Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% is service fees and 0.75% is distribution fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.
     Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than A shares.
     Unlike Class B shares, Class C shares do not automatically convert into another class.
     Class D
     Class D shares are offered to investors who owned Class D shares as of March 1, 1996. They are also available to the Fund's Adviser, and the Distributor's directors, certain institutional investors, corporations and accounts managed by specific types of fiduciaries.
     Class D shares have an up-front sales charge of 5.75% that you pay when you buy the shares. The offering price for Class D shares includes the front-end sales charge.
     If you invest $50,000 or more, your front-end sales charge will be reduced.
     You may qualify for other reduced sales charges, as described in "How to reduce your sales charge", and under certain circumstances the sales charge may be waived.
     Class D shares which are sold in amounts of $1,000,000 or more at net asset value and are redeemed within one year of purchase are be subject to a 1.0% contingent deferred sales charge.

The Fund's directors have adopted separate 12b-1 plans for Class A, B and C that allow each class to pay distribution fees for the sales and distributions of its shares. Because these fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your Account                                         cont.

Class A and D Sales Charges
Amount of
purchase



Less than $50,000

$50,000 but less
than $100,000

$100,000 but less
than $250,000

$250,000 but less
than $500,000

$500,000 but less
than $1,000,000

$1,000,000 and
over*

Sales charge as %
of offering price



5.75%

4.50%


3.50%


 2.50%


 2.00%


 0.00%

Sales charge as %
of amount
invested


6.10%

4.71%


3.63%


2.56%


2.04%


0.00%

Dealer's
commission as
% of offering
price

5.00%

 3.75%


 2.75%


 2.00%


 1.60%


 0.00%

*  As shown above, there is no front-end sales charge when you purchase
$1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year.

Your Account                                         cont.
How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.




























Program

  How it works

Share Class

Letter of
intent




----------------
Rights of
Accumula-
tion





----------------
Reinvest-
ment of
redeemed
shares
----------------
SIMPLE
IRA, SEP
IRA,
SAR/SEP,
Prototype
Profit
Sharing,
Pension,
401(k),
SIMPLE
401(k),
403(b)(7)

Through a Letter of Intent you
agree to invest a certain
amount in American Growth
Fund over a 13 month period to
qualify for reduced front-end
sales charges.
--------------------------------------
You can combine your
holdings or purchases of all
Classes in American Growth
Fund as well as the holdings
and purchases of your spouse
and children under 21 to
qualify for reduced front-end
sales charges.
--------------------------------------
Up to 30 days after you redeem
shares, you can reinvest the
proceeds without paying a
front-end sales charge.
--------------------------------------
These investment plans may
qualify for reduced sales
charges by combining the
purchases of all members of
the group. Members of these
groups may also qualify to
purchase shares without a
front-end sales charge and a
waiver of any contingent
deferred sales charge.

A
X






X







---------
X



---------
X







B         C
Although the Letter of
Intent and Rights of
Accumulation do not
apply to the Purchase of
Class B and C shares,
you can combine your
purchase of A shares with
your purchase of B and C
shares to fulfill your
Letter of Intent or qualify
for Rights of
Accumulation



-------------------------------
Not available for Class B
and Class C


-------------------------------
Not Available for Class B
and Class C

D
X





---------
X







---------
X



----------
X













Your Account                                         cont.

How to buy shares

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

By mail
Complete an investment application and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to American Growth Fund, 110 Sixteenth Street, Suite 1400, Denver CO, 80202. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to State Street Bank and Trust, ABA # 011000028, dda # 99041774. Include your account number and the name of the Fund Class in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one of the portfolios in the cash account trust, a no load diversified open-end money market account. Please keep in mind, however, that we can exchange only A and D shares for non-retirement accounts. To open an account by exchange, call the Shareholder Service Center at 1-800-525-2406. The money market fund is separately managed from the Fund and is not affiliated with the Fund.

Please read the Prospectus before investing.

Your Account                                         cont.

How to buy shares

             cont.
Once you have completed an application, you can generally open an account with no minimum initial investment and make additional investments at any time in any amount.

Special Services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
Automatic Investing Plan - The Automatic Investing Plan allows you to make regular monthly investments directly from your bank account.
Direct Deposit - With Direct Deposit you can make additional investments through payroll deductions or recurring government or private payments, such as Social Security payments or direct transfers from your bank account.
Dividend Reinvestment Plan - Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.
Systematic Withdrawal Plan - Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Services.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA) and Roth IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 1-800-525-2406.

Your Account                                         cont.

How to redeem shares

Through your financial adviser
Your financial adviser can handle all the details of redeeming shares. Your adviser may charge a separate fee for this service.

By mail
You can redeem your shares (sell them back to the Fund) by mail by writing to: American Growth Fund, 110 Sixteenth Street, Suite 1400,
Denver, CO, 80202. All owners of the account must sign the request, and for redemptions of $5,000.00 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account. A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program (a program made up of members who are authorized to issue signature guarantees).

By wire
You can redeem $1,000.00 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

Your Account                                         cont.

How to redeem  shares

          cont.
If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request if we receive it before the close of the NYSE, etc. We will deduct any applicable contingent deferred sales charges. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you recently purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Conversion of Class B Shares to Class A Shares. After approximately seven years (the "Conversion Period"), Class B shares will be converted automatically into Class A shares of the Fund. Class A shares are subject to an ongoing service fee of 0.25% of average net assets and are subject to a distribution fee of 0.05% of average net assets. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on Conversion Date will be converted to Class A shares of the Fund.

Your Account                                         cont.

Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class A shares on the next scheduled Conversion Date after such certificates are delivered.

Account minimum
If you redeem shares and your account balance falls below a minimum of $250.00, and stays there for a period of 12 months or longer, the Fund may redeem your account after 30 days' written notice to you.

Dividends, distributions and taxes
The Fund's policy is to declare income dividends and capital gains distributions to its shareholders in December and to pay them in January of each calendar year unless the board of directors of the Fund determines that it is to the shareholders' benefit to make distributions on a different basis.

Unless the shareholder at his or her option on notice to the Fund previously requests payments in cash, income dividends and capital gains distributions will be reinvested in Fund shares of the same class, at their relative net asset values as of the business day next following the distribution record date. If no instructions are given on the application form, all income dividends and capital gains distributions will be reinvested.

The Fund intends to make distributions that may be taxed as ordinary income and capital gains (Capital gains may be taxable at different rates depending on the length of the time the Fund holds its assets)

Tax Laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from this Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short- term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial Highlights

Class A Year Ended July 31,
                              1999      1998 1997
19965

Per Share Operating Data:
Net Asset Value,
Beginning of Period                          $9.49          $11.30$ 8.84
     $ 9.21

Income (loss) from investment operations:
Net investment income (loss)                 (0.05)         0.043       0.143

           -3
Net realized and unrealized gain (loss)           0.21           (0.90)
2.83               (0.37)
Total income (loss) from investment operations 0.16         (0.86)
2.97               (0.37)

Dividends and distributions to shareholders:
Dividends from net investment income    (0.04)         (0.06)4
(0.12)4        -
Book return of capital                       (0.04)              -            -

               -
Distributions from net realized gain              -              (0.89)
(0.39)         -
Total dividends and distributions
to shareholders                              (0.08)         (0.95)
(0.51)              -

Net Asset Value, End of Period                $9.57         $ 9.49     $
11.30         $ 8.84

Total Return at Net Asset Value1             2.0%           (7.6)%
34.6%         (4.0)%
Ratios/Supplemental Data:

Net assets, end of period (in thousands)        $8,635      $14,246
$10,536         $3,838

Ratio to average net assets:
Net investment income (loss)                 0%        0.42%
1.28%          0.13%
Expenses                                     1.98%          1.77%
1.76%          2.06%

Portfolio Turnover Rate2                109.3%         103.5%
106.2%          163.1%

     1   Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
     2   The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the period ended July 31, 1999, aggregated
$115,980,505 and $159,871,400, respectively.
     3   Net investment income (loss) per share is based upon relative daily net asset values.
     4   Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.
     5   For the period from March 1, 1996 (inception of offering) to
July 31, 1996.


Financial Highlights                             cont.

Class B Year Ended July 31,
                              1999           1998
1997                19965

Per Share Operating Data:
Net Asset Value,
Beginning of Period                          $9.37          $11.19       $
8.80           $ 9.21

Income (loss) from investment operations:
Net investment income (loss)            (0.13)         (0.02)3
0.073          (0.01)3
Net realized and unrealized gain (loss)      0.22           (0.90)
2.79           (0.40)
Total income (loss) from investment operations. 0.09          (0.92)
2.86                (0.41)

Dividends and distributions to shareholders:
Dividends from net investment income    (0.01)         (0.01)4   (0.09)4
-
Book return of capital                       -6             -            -    -
Distributions from net realized gain         -         (0.89)    (0.39)-
Total dividends and distributions
to shareholders                              (0.01)         (0.90)
(0.48)         -

Net Asset Value, End of Period               $9.45          $ 9.37     $
11.18     $ 8.80

Total Return at Net Asset Value1             0.9%           (8.2)%
33.5%          (4.5)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)         $11,265         $15,533
$10,962   $3,417

Ratio to average net assets:
Net investment income (loss)            (0.01)%   (0.32)%0.49%

        (0.52)%
Expenses                                     2.73%          2.52%
2.46%          2.81%

Portfolio Turnover Rate2                109.3%         103.5%
106.2%          163.1%

     1   Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
     2   The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the period ended July 31, 1999, aggregated
$115,980,505 and $159,871,400, respectively.
     3   Net investment income (loss) per share is based upon relative daily net asset values.
     4   Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.
     5   For the period from March 1, 1996 (inception of offering) to
July 31, 1996.
     6   Less than $0.005 per share.


Financial Highlights                             cont.

Class C Year Ended July 31,
                              1999           1998
1997           19965

Per Share Operating Data:
Net Asset Value,
Beginning of Period                          $9.37          $11.19       $
8.81      $ 9.21

Income (loss) from investment operations:
Net investment income (loss)            (0.14)         (0.02)3
0.073              -3
Net realized and unrealized gain (loss)      0.23           (0.90)    2.79

         (0.40)
Total income (loss) from investment operations. 0.09   (0.92)
     2.86               (0.40)

Dividends and distributions to shareholders:
Dividends from net investment income         (0.01)         (0.01)4
(0.09)4        -
Book return of capital                       (0.01)              -            -

          -
Distributions from net realized gain              -              (0.89)
(0.39)         -
Total dividends and distributions
to shareholders                              (0.02)         (0.90)
(0.48)              -

Net Asset Value, End of Period               $9.44          $ 9.37     $
11.19     $ 8.81

Total Return at Net Asset Value1             0.9%           (8.2)%
33.6%          (4.3)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)     $3,131    $4,498
     $3,023                $367

Ratio to average net assets:
Net investment income (loss)            (0.01)%        (0.31)%
0.55%               (0.63)%
Expenses                                     2.75%          2.52%
2.50%     2.97%

Portfolio Turnover Rate2                109.3%         103.5%
106.2%          163.1%

     1   Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
     2   The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the period ended July 31, 1999, aggregated
$115,980,505 and $159,871,400, respectively. 4
     3   Net investment income (loss) per share is based upon relative daily net asset values.
     4   Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.
     5   For the period from March 1, 1996 (inception of offering) to
July 31, 1996.

Financial Highlights                             cont.

Class D Year Ended July 31,

Per Share Operating Data:          1999      1998      1997 1996
1995
Net Asset Value,
beginning of period......          $ 9.53         $ 11.33        $ 8.85            $
8.75           $ 9.34
Income(loss) from
investment operations:
Net investment income....          0.01                0.073          0.173
0.033               0.21
Net realized and unrealized
gain (loss)...............              0.17                (0.90)         2.82              0.39

          0.88
Total income (loss) from
investment operations.....         0.18            (0.83)        2.99              0.42

          1.09
Dividends and distributions
to shareholders:
Dividends from net
investment income .......          (0.05)         (0.08)4        (0.12)4
(0.12)4             (0.12)
Book return of capital             (0.05)         -              -          -
     -
Distributions from net
realized gain............                -             (0.89)          (0.39)
(0.20)              (1.56)
Total dividends and
distributions to
shareholders.............               (0.10)         (0.97)         (0.51)         (0.32)

          (1.68)
Net Asset Value,
end of period...........                $9.61          $9.53          $11.33
$8.85               $8.75
Total Return at Net Asset Value1...  1.9%         (7.4)%         35.1%
4.8%            15.2%
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)...........               $74,111        $89,364        $115,106
$100,130       $90,538
Ratios to average net
assets:
Net investment income
(loss)...................                     0.14%         0.63%          1.71%
0.47%          1.60%
Expenses.................               1.72%          1.54%          1.55%
1.63%               1.76%
Portfolio turnover
rate2....................               109.3%         103.5%         106.2%
163.1%              173.0%




     1   Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
     2   The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the period ended July 31, 1999, aggregated
$115,980,505 and $159,871,400, respectively.
     3   Net investment income (loss) per share is based upon relative daily net asset values.
     4   Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.


Financial Highlights                             cont.

Understanding the Financial Highlights
The tables on the preceding pages itemize what contributed to the changes in share price during the period. They also show the changes in share price for this period in comparison to changes over the last four fiscal periods.

On a per share basis, the tables include as appropriate:

     share prices at the beginning of the period investment income and capital gains or losses distributions of income and capital gains paid to shareholders share prices at the end of the period

The tables also include some key statistics for the period as appropriate:

Total Return - the overall percentage of return of the Fund, assuming the reinvestment of all distributions
Expense Ratio - operating expenses as a percentage of average net assets Net Investment Income Ratio - net investment income as a percentage of average net assets
Portfolio Turnover - the percentage of the Fund's buying and selling activity

The Financial Highlights have been audited by KPMG LLP, independent auditors. Their Independent Auditors' Report is included in the Fund's annual report for the year ended July 31, 1999, which is incorporated by reference into the Statement of Additional Information. Both are available upon request and without charge from the Fund's Distributor.

(American Growth Fund logo)
American Growth Fund, Inc.
110 Sixteenth Street, Suite 1400
Denver, CO 80202
800-525-2406
303-626-0600
303-626-0614 Fax

ADVISER

Investment Research Corporation
Administration Offices and Mailing Address:
110 Sixteenth Street, Suite 1400
Denver, CO 80202

DISTRIBUTOR

American Growth Fund Sponsors, Inc.
Administration Offices and Mailing Address:
110 Sixteenth Street, Suite 1400
Denver, CO 80202
(303) 626-0600
(800) 525-2406
(303) 626-0614 Fax

TRANSFER AGENT

Boston Financial Data Services, Inc.
Administrative Offices
Two Heritage Drive
North Quincy, Massachusetts, 02172

INDEPENDENT AUDITORS

KPMG  LLP
707 17th Street, Suite 2300
Denver, Colorado 80202

CUSTODIAN

State Street Bank and Trust Company
One Heritage Drive
North Quincy, Massachusetts, 02171

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 110 Sixteenth Street, Suite 1400, Denver, CO 80202, or call toll-free 800-525-2406. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov) or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.

Shareholder Service Center
Call the Shareholder Service Center Monday through Friday, 6:30 a.m. to 5:00 p.m. Mountain time.
For fund information; literature, price, and performance figures.
For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Investment Company Act File #811-825

           AMERICAN GROWTH FUND, INC.

110 16th Street, Suite 1400, Denver, Colorado 80202
                  303-626-0600

       STATEMENT OF ADDITIONAL INFORMATION

                December 1, 1999

This Statement of Additional Information is not a prospectus. Prospective investors should read this Statement of Additional Information only in conjunction with the Prospectus of American Growth Fund, Inc. (the "Fund") dated December 1, 1999. A copy of the Prospectus may be obtained by writing American Growth Fund Sponsors, Inc. (the
"Distributor"), 110 16th Street, Suite 1400, Denver, Colorado 80202.

           AMERICAN GROWTH FUND, INC.
110 16th Street, Suite 1400, Denver, Colorado, 80202
                  303-626-0600
                  800-525-2406



ADDITIONAL INVESTMENT INFORMATION. . . . . . . . . . . . .  B-2
AUTOMATIC CASH WITHDRAWAL PLAN . . . . . . . . . . . . . .  B-7
BROKERAGE. . . . . . . . . . . . . . . . . . . . . . . . .            B-9
CALCULATION OF NET ASSET VALUE . . . . . . . . . . . . . .  B-9
CUSTODIAN AND INDEPENDENT ACCOUNTANTS. . . . . .  B-9
DISTRIBUTION OF SHARES . . . . . . . . . . . . . . . . . .       B-5
DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . .            B-8
DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . . . . . . .     B-10
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . .          B-20
INDEPENDENT AUDITORS' REPORT . . . . . . . . . . . . . . . .     B-28
INVESTMENT ADVISORY AGREEMENT. . . . . . . . . . . . . . .  B-4
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . .       B-3
PERFORMANCE DATA . . . . . . . . . . . . . . . . . . . . . .          B-11
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . .            B-7

ADDITIONAL INVESTMENT INFORMATION

The following information supplements the information in American
Growth Fund, Inc.'s (the Fund's) Prospectus under the heading
"Objectives and Investment Policy."
The Fund is subject to certain restrictions on its investment policies, including the following:

1. No securities may be purchased on margin, the Fund may not sell securities short, and will not participate in a joint or joint and several basis with others in any securities trading account.

2. Not more than 5% of the value of the assets of the Fund at the time of investment may be invested in securities of any one issuer other than securities issued by the United States government.

3. Not more than 10% of any class of voting securities or other securities of any one issuer may be held in the portfolio of the Fund.

4.   The Fund cannot act as an underwriter of securities of other issuers.

5. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets.

6. The Fund cannot make or purchase loans to any person including real estate mortgage loans, other than through the purchase of a portion of publicly distributed debt securities pursuant to the investment policy of the Fund.

7. The Fund cannot issue senior securities or purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the total of such investment shall not exceed 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation. The Fund may purchase securities of other investment companies in the open market if the purchase involves only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total assets of the Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of the Fund would be invested in the securities of such investment companies. Should the Fund purchase Securities of other investment companies, the Fund's shareholders may incur additional management and distribution fees.

8. The Fund cannot invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested, and in any event, any such investments must be limited to utility or pipeline companies.

9. The Fund cannot invest in companies for the purpose of exercising management or control.

10. The Fund cannot deal in real estate, commodities or commodity contracts.

11. In applying its restrictions on concentration of investments in any one industry, the Fund uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, the O'Neil Database published by William O'Neil &
Co., Inc., information obtained from Value Line, Bloomberg L.P. and
Moody's International, and/or the prospectus of the issuing company, and/or other recognized classification resources. Selection of an appropriate industry classification resource will be made by management in the exercise of its reasonable discretion. The Fund will not concentrate its investments in any particular industry nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

12. The Fund cannot invest in puts, calls, straddles, spreads or any combination thereof.

     The foregoing policies can be changed only by approval of a majority of the outstanding shares of the Fund, which means the lesser of
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

     When the Fund makes temporary investments in U.S. Government securities, it ordinarily will purchase Treasury Bills, Notes, or Bonds. The Fund may make temporary investments in repurchase agreements where the underlying security is issued or guaranteed by the U.S. Government or an agency thereof. The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days, or securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund will not invest in real estate limited partnership interests, other than interests in readily marketable real estate investment trusts. The Fund will not invest in oil, gas or mineral leases, or invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

     Year 2000 Issue. Many computer systems in use today cannot recognize the year 2000, and could, unless corrected, revert to 1900 or cease to function beginning January 1, 2000, due to the manner in which dates were encoded and are calculated. The markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments pricing or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which could be substantial. The Fund and its service providers have been actively working on making necessary changes to their computer systems to address the year 2000 issue and expect that their systems will be compliant before January 1, 2000, but there can be no assurance that they will be successful. Year 2000 may also have a negative impact on companies in which the Fund invests. Foreign companies may be more affected by Year 2000 issues.

MANAGEMENT OF THE FUND

The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund also has a board of advisors which counsels the directors as to general economic conditions and specific industries. The following information about the directors, officers and advisors of the Fund includes their principal occupations for the past five years:

                                        POSITION(S) HELD        PRINCIPAL
                                        OCCUPATIONS
   NAME, ADDRESS AND AGE           WITH FUND                DURING PAST
                                                            5 YEARS

   Robert Brody* (74)                        President, Director           See below for
                                                                           affiliations
   110 Sixteenth Street, Suite 1400                                             with Investment
                                                                                Research
                                                                                Corporation
   Denver, Colorado                                                   (the Adviser or
                                                                      IRC) and
                                                                      Distributor

   Michael J. Baum, Jr. (82)                      Director                      Investor in
                                                                                securities and
   1321 Bannock St.                                                   real estate;
                                                                      engaged in
   Denver, Colorado                                                   mortgage
                                                                      financing,
                                                                      president
                                                       of Baum
                                                       Securities, M &
                                                       N
                                                                      Investment
                                                                      Company and
                                                                      First
                                                                      Ave. Corp. all of
                                                                      which are real
                                                                      estate investment
                                                                      companies.

   Eddie R. Bush (60)                        Director                      Certified Public
                                                                           Accountant
   1400 W. 122nd Ave.
   Suite 220
   Westminster, Colorado

   Harold Rosen (72)                         Director                      Owner of Bi-Rite
                                                                           Furniture
   #1 Middle Road                                                          Stores.
   Englewood, CO

   Timothy E. Taggart (46)                        Treasurer                Principal
                                                                           financial and
   110 Sixteenth Street, Suite 1400                                             accounting
                                                                                officer,
   Denver, Colorado                                                   employee of
                                                                      Adviser since
                                                                      1983.
                                                                 See below for
                                                                 affiliation with
                                                                 Distributor.



   D. Leann Baird (52)                       Secretary                Employee of
                                                                      Adviser since
   110 Sixteenth Street, Suite 1400                                             1977. See below
                                                                                for
   Denver, CO                                                         affiliations with
                                                                      Adviser and
                                                                      Distributor

   William D. Farr (89)                      Advisory Board Member    President and
                                                                      Director
    P.O. Box 878                                                           of Farr Farms
                                                                           Company,
   Greeley, Colorado                                                       Chairman of the
                                                                           Board of
                                                                           Northern
                                                                           Colorado
                                                                      Water
                                                                      Conservancy,
                                                                      Past President
                                        of the
                                                                      National
                                                                      Cattlemen's
                                                                      Association,
                                                                      Board
                                                                      Member of
                                                                      Greeley Water
                                                                      Board.

*Robert Brody is an "interested person" of the Fund as defined by the Investment Company Act of 1940.

     Robert Brody is the sole shareholder, president and a director of the Adviser. He is also president and a director of the Distributor. Timothy E. Taggart is a director and secretary of the Distributor and director of the Adviser. D. Leann Baird is secretary and director of the Adviser.

     All officers, directors and members of the Fund's advisory board in the aggregate (a total of 7) received total compensation of $4,700, from the Fund in fiscal year 1999. Directors of the Fund except Mr. Brody were compensated at the rate of $400 per meeting attended; Advisory Board members were compensated at the rate of $200 per meeting attended.

     Out-of-town directors are also reimbursed for their travel expenses to meetings.

     During the year ended July 31,1999, Messrs. Baum, Bush, Strauss, and Rosen, the only directors other than Mr. Brody serving during that year, were each paid the following compensation by the Fund:

Aggregate Compensation Paid by the Fund


   Name of Director                     During the Fiscal Year Ended July 31,
1999.

   Michael J. Baum, Jr.                                $2,000

   Eddie R. Bush                                       $1,500

   Harold Rosen                                        $1,200

     In addition, for the fiscal year ended July 31, 1999, Messrs. Farr and Johns served as advisory board members and received fees of $800 and $400 from the Fund.

     None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

     As of November 24, 1999, no person owned more than 5% of the Fund and all officers and directors as a group (a total of 6) owned directly 280,772 of its shares or 3.0% of shares outstanding. Together, directly and indirectly, all the officers and directors as a group owned 300,532 shares or 3.2% of all shares outstanding.

     As of November 24, 1999, officers, directors and members of the advisory board and their relatives owned of record and beneficially Fund shares with net asset value of approximately $3,110,506 representing approximately 3.3% of the total net assets of the Fund.

INVESTMENT ADVISORY AGREEMENT

     Since the organization of the Fund in 1958, its investment adviser has been Investment Research Corporation (the "Adviser"), 110 16th
Street, Suite 1400, Denver, Colorado 80202. Robert Brody, the sole shareholder, president and a director of the Adviser, is a control person of the Adviser.

     Under the terms of its advisory agreement with the Fund, the Adviser is paid an annual fee of one percent of the Fund's average net assets up to $30,000,000 of such assets and three-fourths of one percent of such assets above $30,000,000. This fee and all other expenses of the Fund (subject to the limitations described below) are paid by the Fund. The fee is computed daily based on the assets and paid on the fifth day of the ensuing month. For this fee the Adviser manages the portfolio of the Fund and furnishes such statistical and analytical information as the Fund may reasonably require.

     The advisory agreement requires the Fund to pay its own expenses subject to the limitations set by the securities laws in effect from time to time in the states in which the Fund's securities are then registered for sale or are exempt from registration and offered for sale. The categories of expenses paid by the Fund are set forth in detail in the Fund's financial statements. Currently the Fund's securities are either registered for sale or are exempt from registration and offered for sale in all fifty states, the District of Columbia and the Commonwealth of Puerto Rico. State laws governing the limitation on expenses may change from time to time, and management of the Fund will comply with the most restrictive state law.

     Total advisory fees paid by the Fund to the Adviser in fiscal years 1997, 1998 and 1999 were $978,027, $1,102,795, and $918,554, resulting in management fees of 0.80%, 0.81% and 0.83% of average net assets, respectively.

     The advisory agreement will continue from year to year so long as such continuance is specifically approved annually either by the vote of the entire board of directors of the Fund or by the vote of a majority of the outstanding shares of the Fund, and in either case by the vote of a majority of the directors who are not interested persons of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be canceled without penalty by either party upon 60 days' notice and automatically terminates in the event of assignment.

DISTRIBUTION OF SHARES

     The Fund's distributor is American Growth Fund Sponsors, Inc., (Sponsors or the Distributor) 110 16th Street, Suite 1400, Denver, Colorado 80202, which continuously sells the Fund's shares to dealers and directly to investors. The offering of the Fund's shares is subject to withdrawal or cancellation at any time. The Fund and the Distributor reserve the right to reject any order for any reason.

     The Fund offers four classes of shares with a par value $.01 per share. The shares are fully paid and non-assessable when issued. Each
Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class A, Class B and Class C shares bear the expenses of ongoing service fees and distribution fees, Class B and Class C may bear the additional incremental transfer agency costs resulting from the deferred sales charge arrangements, and Class B shares have a conversion feature. The fees that are imposed on Class A, Class B and Class C shares are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that distribution and service plan fees and any incremental transfer agency or other costs relating to a particular class are borne exclusively by that class. Class A, Class B, and Class C shares each have exclusive voting rights with respect to the distribution and service plan adopted with respect to such class pursuant to which distribution and service plan fees are paid, except that because Class B shares convert automatically to Class A shares approximately seven years after issuance. The distribution and service plan for Class A shares is also subject to the right of Class B shareholders to vote with respect to it.

     The Fund has entered into separate distribution agreements with the Distributor in connection with the offering of each class of shares of the Fund (the "Distribution Agreements"). The Distributor has made no firm commitment to take any Fund shares from the Fund and is permitted to buy only sufficient shares to fill unconditional orders placed with it by investors and selected investment dealers. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

     Fund shares may be purchased at the public offering price through the Distributor or through broker-dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with the Distributer. The Prospectus contains information concerning how the public offering price of the Fund's shares is determined. The Distributor allows dealers discounts or concessions from the applicable public offering price on Class A and Class D shares.
Concessions are alike for all dealers in the United States and its territories, but the Distributor may pay additional compensation for special services.
On direct sales to customers through its own sales representatives, the Distributor pays to them such portion of the sales commission as it deems appropriate.

     Initial Sales Alternatives - Class A and Class D Shares. The gross sales charges for the sale of Class D shares for the fiscal years ended July 31, 1997, 1998 and 1999 were $156,121, $176,815, and $46,598 respectively. The gross sales charges for the sale of Class A shares for the fiscal years ended July 31, 1997, 1998 and 1999 was $313,777, $458,078 and $135,051, respectively. For the fiscal years ended July 31, 1997, 1998 and 1999, for the sale of Class D shares the Distributor retained $92,772, $89,162 and $27,755 respectively, as its portion of commissions paid by purchasers of the Fund's shares after allowing as concessions to other dealers $63,349, $87,652 and $17,790 respectively.
For the period ended July 31, 1999, for the sale of Class A shares the Distributor retained $29,250 as its portion of commissions paid by purchases of the Fund's shares after allowing as concession to other dealers $26,680. During the same periods no commissions were paid to the Distributor on sales and purchases of portfolio securities.

     The following sample calculation of the public offering price of one Class A and Class D share of the Fund is based on the net asset value of one Class A and Class D share as of July 31, 1999 and a transaction with an applicable sales charge at the maximum rate of 5.75%.

   Net asset value per share                 Class D             Class A             Class
B         Class C
   (Total net assets/
   Total shares outstanding)                $   9.61        $  9.57             $  9.45

          $   9.44
   (5.75% of offering price)            0.59           0.58                0.00

          0.00
   Maximum offering price per share     $ 10.20             $10.15              $  9.45

          $   9.44

     Investment Plans. Investors have flexibility in the purchase of shares under the Fund's investment plans. They may make single, lump-sum investments and they may add to their accounts on a regular basis, including through reinvestment of dividends and capital gains distributions.

     An investor may elect on his application to have all dividends and capital gains distributions reinvested or take income dividends in cash and have any capital gains distributions reinvested. An investor may also retain the option of electing to take any year's capital gains distribution in cash by notifying the Fund of his choice to do so in writing.

     The Internal Revenue Code contains limitations and restrictions upon participation in all forms of qualified plans and for contributions made to retirement plans for tax years beginning after December 31, 1986. Consultation with an attorney or a competent tax advisor regarding retirement plans is recommended. A discussion of the various qualified plans offered by the Fund is contained elsewhere in this Statement of Additional Information.

     Investor's Right of Accumulation. For Class A and Class D shareholders the value of all assets held the day an order is received which qualifies for rights of accumulation may be combined to determine the aggregate investment of "any person" in ascertaining the sales charge applicable to each subsequent purchase. For example, for any person who has previously purchased and still holds Class A or Class D shares, respectively, with a value (at current offering price) of $20,000 on which he paid a charge of 5.75% and subsequently purchases $80,000 of additional Class A or Class D shares, respectively, the charge applicable to the trade of $80,000 would be 3.50%.

     The Distributor must be notified by the shareholder when a purchase takes place if the shareholder wishes to qualify for the reduced charge on the basis of previous purchases. The reduced sales charge is inapplicable to income dividends and capital gain distributions which are reinvested at net asset value. The reduced charge is subject to confirmation of the investor's holdings through a check of the Fund's records.

     Letter of Intent. For Class A and Class D shareholders any person
(as defined under "Calculation of Net Asset Value") may sign a letter of intent covering purchases to be made within a period of thirteen months (which may include the preceding 90 days) and thereby become eligible for the reduced sales charge applicable to the total amount purchased, provided such amount is not less than $50,000. After a letter of intent is established, each future purchase will be made at the reduced sales charge applicable to the intended dollar amount noted on the application. Reinvestment of income dividends and capital gains distributions is not considered a purchase hereunder. If, within the 13-month period, ownership of the designated class of Fund shares does not reach the intended dollar amount, the difference between what you paid for such shares and the amount which would have been paid for them must be promptly paid as if the normal sales commission applicable to such purchases had been charged. The difference between the sales charge as applied to a regular purchase and the sales charge as applied on the letter of intent will be held in escrow in the form of shares (computed to the nearest full share) and can be retained by the Fund. If during the 13-month period the intended dollar amount is increased, a new or revised letter of intent must be signed and complied with to receive a further sales charge reduction. This reduction will apply retroactively to all shares theretofore purchased under this letter.

     Automatic Investment Plan. After making an initial investment, a shareholder may make additional purchases at any time either through the shareholder's securities dealer, or by mail directly to the transfer agent. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the account of such shareholder.

     Deferred Sales Charges. As discussed in the Prospectus, Class B shares redeemed within seven years of purchase, Class C shares redeemed within one year or purchase, and certain purchases of Class A and Class D shares at net asset value and redeemed within one year of purchase, are each subject to a CDSC. However, under most circumstances, the charge is waived on redemptions in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The contingent deferred sales charge (CDSC) is waived on redemption of shares in connection with a Systematic Withdrawal Plan where the total withdrawal is less then 12% of the previous year value or of the original purchase, whichever is greater.

     For the fiscal year ended July 31, 1999, the Distributor received CDSCs of $37,273, with respect to redemptions of Class B shares, all of which was paid to the Distributor. For the fiscal year ended July 31, 1999 the Distributor received no CDSCs with respect to redemptions of Class C shares.

     From time to time the Distributor may pay a finders fee to Selling Group Members not to exceed 1% of the purchase for net asset value trades over one million dollars.

AUTOMATIC CASH WITHDRAWAL PLAN

     The Automatic Withdrawal Plan is designed as a convenience for those shareholders wishing to receive a stated amount of money at regular intervals from their investment in shares of the Fund. A Plan is opened by completing an application for such Plan and surrendering to the Fund all certificates issued to the investor for Fund shares. No minimum number of shares or minimum withdrawal amount is required. Withdrawals are made from investment income dividends paid on shares held under the Plan and, if these are not sufficient, from the proceeds from redemption of such number of shares as may be necessary to make periodic payments. As such redemptions involve the use of capital, over a period of time they will very likely exhaust the share balance of an account held under a Plan and may result in capital gains taxable to the investor. Use of a Plan cannot assure realization of investment objectives, including capital growth or protection against loss. Price determinations with respect to share redemptions are generally made on the 23rd of each month or the next business day thereafter. Proceeds from such transactions are generally mailed three business days following such transaction date.

     Withdrawals concurrent with purchases of additional shares may be inadvisable because of duplication of sales charges. Single payment purchases of shares in amounts less than $5,000 in combination with a withdrawal plan will not ordinarily be permitted. No withdrawal plan will be permitted if the investor is also a purchaser under a continuous investment plan. Either the owner or the Fund may terminate the Plan at any time, for any reason, by written notice to the other.

     Investment income dividends paid on shares held in a withdrawal plan account will be credited to such account and reinvested in additional Fund shares. Any optional capital gains distributions will be taken in shares, which will be added to the share balance held in the Plan account. Dividends and distributions paid into the Plan account are taxable for federal income tax purposes.

RETIREMENT PLANS

     The Fund makes available retirement plan services to all classes of its shares. Investors in the Fund can establish accounts in any one of the retirement plans offered by the Fund. Each participant in a retirement plan account is charged a $20 annual service fee to offset expenses incurred in servicing such accounts. Dividends and capital gains distributions are automatically reinvested. Under each of the plans, the Fund's retirement plan custodian or successor custodian provides custodial services required by the Internal Revenue Code (the "Code") including the filing of reports with the Internal Revenue Service. Consultation with an attorney or competent tax advisor is recommended before establishing any retirement plan. Brochures which describe the following retirement plans and contain IRS model or prototype plan documents may be obtained from the Distributor. The Distributor, in its sole discretion, may reimburse a Fund shareholder for any penalties which the shareholder may incur in transferring assets from a retirement plan established with a third party to one or more of the retirement plans offered by the Fund. No such reimbursement shall exceed the amount of the dealer concession which the Distributor would otherwise pay to a dealer in conjunction with the investment by the shareholders in the Fund's retirement plan(s).

     INDIVIDUAL RETIREMENT ACCOUNTS. The Fund makes available a model Individual Retirement Account ("IRA") under Section
408(a) of the Code on IRS Form 5305-A. A qualified individual may invest annually in an IRA. Persons who are not eligible to make fully deductible contributions will be able to make non-deductible contributions to their IRAs, subject to limits specified in the Code, to the extent that deductible contributions are not allowed. IRA earnings on non-deductible, as well as deductible, contributions will accumulate tax deferred. An IRA account may also be established in a tax-free "roll-over" transfer within 60 days of receipt of a lump sum distribution from a qualified pension plan resulting from severance of employment or termination by the employer of such a plan.

     The Code provides for penalties for violation of certain of its provisions including, but not limited to, contributions in excess of the stipulated limitations, improper distributions and certain prohibited transactions. To afford plan holders the right of revocation described in the IRA disclosure statements, investments made in a newly established IRA may be canceled within seven days of the date the plan holder signed the Custodial Agreement by writing the Fund's retirement plan custodian.

     SIMPLIFIED EMPLOYEE PENSION PLANS. The Fund makes available model Simplified Employee Pension Plans ("SEPs") on IRS Form 5305-SEP and Salary Reduction Simplified Employee Pension Plans ("SARSEPs") on IRS Form 5305A-SEP. By adopting a SEP, employers may contribute to each eligible employee's own IRA. Commencing with tax years beginning after December 31, 1986, salary reduction contributions may be made to SEPs maintained by employers meeting certain qualifications specified in the Code.

     TEACHER AND NON-PROFIT EMPLOYEE RETIREMENT
PLAN. Employees of tax exempt, charitable, religious and educational organizations described in Section 501(c)(3) of the Code, and employees of public school systems and state and local educational institutions, may establish a retirement plan under Section 403(b) of the Code.

     PROTOTYPE MONEY PURCHASE AND PROFIT-SHARING
PENSION PLANS. Available generally to employers, including self-employed individuals, partnerships, subchapter S corporations and corporations.


DISTRIBUTION PLANS


     Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution
Plan") and with respect to the shareholder service and distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the shareholder service fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment
Company Act of 1940. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the service fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors considered the potential benefits that the Distribution Plans could provide to the Fund and the respective classes and their shareholders, and concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent
Directors or by the vote of the holders of a majority of the outstanding voting securities of the applicable class. A Distribution Plan cannot be amended to increase materially the amount to be spent thereunder without the approval of the applicable class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

     For the fiscal year ended July 31, 1999, the Fund paid the Distributor $28,917 (based on average net assets relating to the Class A shares of approximately $11,307,203) pursuant to the Class A Distribution Plan, $26,680 of which was paid to other Broker-Dealers for providing account maintenance and distribution-related services in connection with the Class A shares and $2,569 was retained by the Distributor. For the fiscal year ended July 31, 1999, the Fund paid the Distributor $142,192 (based on average net assets relating to the Class B shares of approximately $13,986,516) pursuant to the Class B
Distribution Plan, all of which was paid to other Broker-Dealers for providing account maintenance and distribution-related services in connection with the Class B shares. For the fiscal year ended July 31, 1999, the Fund paid the Distributor $44,323 (based on average net assets relating to the Class C shares of approximately $4,319,203) pursuant to the class C Distribution Plan, all of which was paid to other Broker-Dealers for providing account maintenance and distribution-related services in connection with the Class C shares. At July 31, 1999, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $11,265,053. At this net asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $35,649. At July 31, 1999, the net assets of the Fund subject to Class C Distribution Plan approximated $3,131,060. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would approximate $44,525.

CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     All securities and cash of the Fund are held by its custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02210. KPMG LLP, certified public accountants, 707 17th Street, Suite 2300 Denver, Colorado 80202, provides auditing and tax services to the Fund.

BROKERAGE

     Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of its commission rates, where applicable, are made by the Fund's securities order department. The Fund does not have any agreement or arrangement to use any particular broker for its portfolio transactions. The Fund's primary consideration in effecting a security transaction will be execution at the most favorable price. When selecting a broker-dealer to execute a particular transaction, the Fund will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis; sales of Fund shares; and the value of brokerage, research and other services provided by the broker-dealer. The commission charged by a broker may be greater than the amount another firm might charge if the management of the Fund determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage and research services provided by such broker.

     Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commission as such, but which include compensation to the dealer in the form of mark up or mark down. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees. When making purchases of underwritten issues with fixed underwriting fees, the Fund may designate broker-dealers who have agreed to provide the Fund with certain statistical, research, and other information, or services which are deemed by the Fund to be beneficial to the Fund's investment program.
With respect to money market instruments, the Fund anticipates the portfolio securities transactions will be effected with the issuer or with a primary market maker acting as principal for the securities on a net basis (without commissions).

     Any statistical or research information furnished to the Adviser may be used in advising its other clients. Generally, no specific value can be determined for research and statistical services furnished without cost to the Fund by a broker-dealer. The Fund is of the opinion that the material is beneficial in supplementing research and analysis provided by the Fund's Adviser.

     The Fund may use "affiliated" brokers, as that term is defined in the Investment Company Act, if in the Adviser's best judgment based on all relevant factors, the affiliated broker is able to implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Advisor need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

     The Fund paid total brokerage commissions of $306,385, $364,892 and $260,228 in fiscal years 1997, 1998 and 1999, respectively. The Fund did not purchase securities issued by any broker-dealer that executed portfolio transactions during such fiscal year. The Fund paid brokerage commissions of $260,228 for the 1999 fiscal year to American Growth Fund Sponsors, the underwriter and an affiliate of the Fund which represents 100% of the total brokerage commissions paid. Commissions and sales charge paid by investor on the purchase of Fund shares totaled $472,212, 634,893 and 181,649 in fiscal year 1997, 1998 and 1999 respectively, of which 140,586, 176,388 and 45,545 were retained by Sponsors. The aggregate dollar amount of transactions effected through American Growth Fund Sponsors involving the payment of commissions represented 74% of the aggregate dollar amount of all transactions involving the payment of commissions during 1999.

     While some stocks considered in the opinion of management to be least sensitive to business declines will be maintained as long term holdings, others considered most sensitive to such declines will be sold whenever in management's judgment economic conditions may be in for a major decline. Resulting funds may be temporarily invested in United States Government securities, high-grade bonds and high-grade preferred stocks, until management believes business and market conditions indicate that reinvestment in common stocks is desirable. The portfolio turnover rate of the Fund for the fiscal years ended July 31, 1997, 1998 and 1999 was 106.2%, 103.5% and 109.3%, respectively.

CALCULATION OF NET ASSET VALUE

     The Fund offers its shares continuously to the public at their net asset value next computed after receipt of the order to purchase plus any applicable sales charge. Net asset value is determined as of the close of business on the New York Stock Exchange each day the Exchange is open for trading, and all purchase orders are executed at the next price that is determined after the order is received. Orders received and properly time-stamped by dealers and received by the Distributor prior to 2:00 p.m. Denver time on any business day will be confirmed at the public offering price effective at the close on that day. Orders received after such time will be confirmed at the public offering price determined as of the close of the Exchange on the next business day. It is the responsibility of the dealers to remit orders promptly to the Distributor. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin
Luther King Day,  Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     In determining net asset value, securities traded on the New York
Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

     The net asset price of Fund shares will be computed by deducting total liabilities from total assets. The net asset value per share will be ascertained by dividing the Fund's net assets by the total number of shares outstanding, exclusive of treasury shares and shares tendered for redemption the redemption price of which has been determined.
Adjustment for fractions will be made to the nearest cent.

     The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of the Class D shares reflecting the daily expense accruals of the service, distribution and higher transfer agency fees applicable with respect to the Class A, Class B and Class C shares. The per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the service and distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its income and gains which it distributes as dividends or capital gains distributions provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

     The per share dividends and distributions on Class A, Class B and Class C shares will be lower than the per share dividends and distributions on Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class A, Class B and Class C shares; similarly, the per share dividends and distributions on Class A shares will be higher than the per share dividends and distributions on Class B and Class C shares as a result of the lower account maintenance fees applicable with respect to the Class A shares and a lower distribution fee. See "Calculation of Net Asset Value".

     Net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income. The Board of Directors will determine at least once a year whether to distribute any net capital gains. A determination by the Board of Directors to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount of undistributed capital gains in a notice to its shareholders who (i) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for tax purposes as long term-capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, rather than the date on which the distributions are received.

     Dividends of investment company taxable income (which includes interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to a shareholder as ordinary income, whether paid in cash or shares. A portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received by corporations because the Fund's income will consist, in part, of dividends paid by U.S. corporations. Distributions of net capital gains (which consists of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund shares, and are not eligible for the dividends received deduction.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and such capital gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning

30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. It is not anticipated that shareholders will be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund.

     Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the shares of the Fund.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.


PERFORMANCE DATA

     See the discussion of performance information in the Fund's prospectus under the heading, "Performance Information." The average annual total returns are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the
ending     redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the 1, 5 or 10 year periods).

     For the periods ended July 31, 1999, the average annual total returns at maximum offering price for the Class D shares of the Fund were (3.92)% for 1 year, 7.73% for 5 years, 9.8% for 10 years and 9.9% for 15 years. For the year ended July 31, 1999 and period since inception on March 1, 1996, the average annual total return for the Fund's Class A shares were (4.23)% and 14.51%, Class B shares were (0.85)% and 18.26%, and Class C shares were 0.85% and 18.26%, respectively.

     In addition to the standardized calculation of annual total return, the Fund may from time to time use other methods of calculating its performance in order to illustrate the effect of a hypothetical investment in a plan or the effect of withdrawing funds from an account over a period of time. Any presentation of non-standardized calculations will be accompanied by standardized performance measures as well. Calculations of performance may be expressed in terms of the total return as well as the average annual compounded rate of return of a hypothetical investment in the Fund over varying periods of time in addition to the 1, 5, and 10 year periods (up to the life of the Fund) and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than $1,000 in the Fund. These performance calculations will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account in varying amounts and/or percentages and may include deductions for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.

     The performance figures described above may also be used to compare the performance of the Fund's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

     The Standard & Poor's Composite Index of 500 Stocks (the S&P
500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

     The Dow Jones Industrial Average is an unmanaged index composed of 30 blue-chip industrial corporation stocks.

     The Lipper Mutual Fund Performance Analysis and Mutual Fund
Indices measure total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

     The Consumer Price Index (or Cost of Living index), published by the U.S. Bureau of Labor Statistics, is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

     The following table presents a hypothetical initial investment of $1,000 on August 1, 1958 with subsequent investments of $1,000 made annually through July 31, 1999. The illustration assumes that the investment was made in Class D shares, (the only class existing at that time), and a sales load of 5.75% has been deducted from the initial and subsequent investments, a $20 annual fee (representing the annual service fee charged to retirement plan accounts) has been deducted from the account annually, and that all dividend and capital gain distributions have been reinvested when paid. While the illustration uses an investment of $1,000 and a 5.75% sales load, the Fund may select any multiple of $1,000 in order to illustrate the effect of an investment plan and the sales load will reflect the appropriate sales load for the initial and subsequent investments as determined by the Fund's currently effective prospectus. Class A, Class B and Class C shares are subject to additional distribution charges as outlines in the prospectus, which would have, if the Class was in effect, produced a lower rate of return. The sales load may be reduced pursuant to rights of accumulation and letter of intent.

                                                                                Accepted
                    Dividends                     Cumulative          Acquired      as         Purchased
          Total of        from                                    cost                    with                capital
through
          initial        investment             Cumulative             including               initial             gains

                                                                                                                   reinvestment
Year                & annual       income                     reinvested             reinvested                          & annual
    distributions

    of income            Ended
Ended     investments reinvested               dividends               dividends                     investments (Cumulative)

(Cumulative)        Value
08/01/58  $ 1,000   -                -                           $ 1,000                             $1,000    -
               -

                    $1,000
07/31/59     2,000           $ 25                          $ 25
    2,025                                 2,129           $  0
      $  27                   2,156
07/31/60  3,000          41                            66
   3,066                             2,894          11
65                  2,970
07/31/61  4,000          85                           151
  4,151                             4,611           80
181                  4,872
07/31/62  5,000          97                           248
  5,248                             4,917           91
241                 5,249
07/31/63  6,000         123                           371
 6,371                              6,817           275
426                 7,518
07/31/64  7,000         125                           496
 7,496                         9,427           464
672                 10,563
07/31/65       8,000         147                           643
      8,643                         9,790           1,152
778                 11,720
07/31/66  9,000         202                           845
 9,845                         10,740         2,213
977                 13,930
07/31/67     10,000         373                         1,218
   11,218                           11,943         3,866
1,421                    17,230
07/31/68     11,000         353                         1,571
   12,571                           14,033         4,243
1,934                    20,210
07/31/69     12,000         408                         1,979
   13,979                           12,320         5,717
1,910                    19,947
07/31/70     13,000         410                         2,389
   15,659                           10,520         5,207
1,822               17,549
07/31/71     14,000         588                         2,977
   16,977                           14,385         6,664
2,970               24,019
07/31/72     15,000         682                         3,659
   18,659                           16,069         7,018
3,841               26,928
07/31/73     16,000         508                         4,167
   20,167                           16,299         7,259
4,162                    27,720
07/31/74     17,000         782                         4,949
   21,949                           14,041         6,307
4,034               24,382
07/31/75     18,000      1,405                         6,354
  24,354                            13,704         9,330
5,110               28,144
07/31/76     19,000      1,171                         7,525
  26,525                            16,777         10,796
7,227               34,800
07/31/77     20,000      1,074                         8,599
  28,599                            19,582         12,008
9,204               40,794
07/31/78     21,000      1,017                         9,616
  30,616                             23,726        13,984
11,894              49,604
07/31/79     22,000      2,055                        11,671
 33,671                             27,109         15,429
15,437              57,975
07/31/80     23,000      2,931                        14,602
 37,602                             37,937    22,535
24,562              85,034
07/31/81     24,000      3,766                        18,368
 42,368                             30,526         41,349
22,502              94,377
07/31/82  25,000      4,235                        22,603
 47,603                           27,829    39,477    23,846
      91,152
07/31/83      26,000      6,769                        29,372
   55,372                            40,090    55,535
42,431              138,056
07/31/84      27,000      5,657                        35,029
  62,029                            35,136    58,360
41,506               135,002
07/31/85      28,000      4,637                        39,666
  66,666                            37,927     73,322         48,927


     160,176
07/31/86      29,000      7,330                        46,996
  75,996                            41,252     77,925              60,054


          179,231
07/31/87      30,000      5,993                        52,989
   82,989                            44,358         107,124        70,083


     221,565
07/31/88      31,000      3,685                        56,674
   87,674                            31,884     105,874         52,808


      190,566
07/31/89      32,000      9,656                        66,330
     98,330                            36,390    117,707           69,793



     223,890
07/31/90      33,000      9,004                        75,334
  108,334                            37,969    119,759              79,838


          237,566
07/31/91      34,000      8,138                        83,472
    117,472                            41,072         126,543
93,645              261,260
07/31/92      35,000      1,955                        85,427
 120,397                            44,484          151,776             101,369


          297,629
07/31/93      36,000      2,801                        88,288
  124,228                            50,094         193,448

115,156              358,698
07/31/94      37,000      1,910                        90,138
  127,138                             50,782        232,061

116,467              399,310
07/31/95      38,000      5,130                        95,268
    133,268                             48,526        297,125

115,242             460,893
07/31/96      39,000      6,321                       101,589
    140,589                             50,035          311,128
 122,923


      484,086
07/31/97      40,000      6,564                       108,153
   148,153                             65,012         424,387

165,392                   654,791
07/31/98      41,000      4,623                       112,776
   153,776                             55,644         408,025

143,706             607,375
07/31/99      42,000      6,373                       119,149
    161,149                             57,071         411,450

151,421             619,943
     The table below illustrates the effect of an automatic withdrawal program on an initial hypothetical investment of $10,000 on August 1, 1958 in the Fund for the life of the Fund. The illustration assumes that a sales load of
5.75% was deducted from the initial investment, that $800 was withdrawn annually and withdrawals were made first from income for the year, then from principal. Withdrawals from principal representing the sale of shares were assumed to have been in the order shares were acquired. Continued withdrawals in excess of current income can eventually exhaust principal, particularly in a period of declining market prices. That portion of the total amount withdrawn designated "From Investment Income Dividends" should be regarded as income; the remainder represents a withdrawal of principal. While this illustration assumes that $800 was withdrawn annually, the Fund may  in other illustrations select any percentage or dollar amount to be withdrawn.


                                                            Withdrawn

                                     Withdrawn                from
                                                                                 Value
                        Accepted
                                      from                          principal
                                                                                     of
    as
                                      investment                and
                 Annual                    Cumulative                 remaining
   Capital
Period                            income                     capital
                 total                         total                          original
   Gains                      Total
Ended                            dividends                 gains
              withdrawn                withdrawn                shares

    distributions          Value

07/31/59                       $ 244                        $ 556
             $ 800                         $ 800                     $ 11,453
      $  0                  $  11,453
07/31/60                          212                           588
                  800                         1,600                        10,025
        57                      10,082
07/31/61                          283                           517
                  800                         2,400                        12,213
       294                      12,507
07/31/62                          243                           557
                  800                         3,200                        10,085
       311                      10,396
07/31/63                          237                           563
                  800                         4,000                        11,477
       700                      12,177
07/31/64                          199                           601
                  800                         4,800                        13,666
     1,070                     14,737
07/31/65                          201                           599
                  800                         5,600                        12,252
     2,004                     14,256
07/31/66                          241                           559
                  800                         6,400                        11,739
     3,292                     15,031
07/31/67                          393                           407
                  800                         7,200                        11,592
     5,090                     16,682
07/31/68                          336                           464
                  800                         8,000                        12,250
     5,588                     17,838
07/31/69                          355                           445
                  800                         8,800                         9,546
    6,535                      16,081
07/31/70                          325                           475
                  800                         9,600                         6,970
    5,695                      12,665
07/31/71                          417                           383
                  800                        10,400                         8,524
     7,289                     15,813
07/31/72                          441                           359
                  800                        11,200                         8,625
     7,675                     16,300
07/31/73                          300                           500
                  800                        12,000                         7,753
     7,673                     15,426
07/31/74                          427                           373
                  800                        12,800                         5,906
     6,432                     12,338
07/31/75                          696                           104
                  800                        13,600                         5,210
     7,662                     12,872
07/31/76                          526                           274
                  800                        14,400                         5,753
     8,866                     14,619
07/31/77                          443                           357
                  800                        15,200                         6,034
     9,861                     15,895
07/31/78                          391                           409
                  800                        16,000                         6,585
    11,484                    18,069
07/31/79                          740                            60
                   800                        16,800                         7,207
    12,671                    19,878
07/31/80                          800                             0
                    800                        17,600                        10,117
     17,800                   27,917
07/31/81                          800                             0
                    800                        18,400                         8,175
    21,670                    29,845
07/31/82                          800                             0
                    800                        19,200                         7,691
    20,050                    27,741
07/31/83                          800                             0
                    800                        20,000                        12,625
     28,206                   40,831
07/31/84                          800                             0
                    800                        20,800                        11,585
     27,303                   38,888
07/31/85                          800                             0
                    800                        21,600                        12,811
     32,159                   44,970
07/31/86                          800                             0
                  800                          22,400                        15,019
     34,178                   49,197
07/31/87                          800                             0
                  800                          23,200                        16,776
     42,864                   59,640
07/31/88                          800                             0
                  800                          24,000                        12,006
     38,243                   50,249
07/31/89                          800                             0
                  800                        24,800                        15,375
   42,517                      57,892
07/31/90                          800                             0
                  800                        25,600                        17,109
   43,258                      60,367
07/31/91                          800                             0
                  800                        26,400                        19,569
   45,709                      65,278
07/31/92                          486                         314
                800                        27,200                        20,438
   52,839                      73,277
07/31/93                          687                         113
                800                        28,000                        22,514
   64,695                      87,209
07/31/94                          463                         337
                800                        28,800                        22,086
   73,961                      96,046
07/31/95                          800                             0
                  800                        29,600                        21,316
   88,412                     109,728
07/31/96                          800                             0
                  800                        30,400                        22,293
   91,941                     114,235
07/31/97                          800                             0
                800                        31,200                        29,491
  123,845                    153,366
07/31/98                          800                             0
                  800                        32,000                        25,127
  116,106                    141,233
07/31/99                          800                             0
                  800                        32,800                        26,017
  117,031                    143,048

TOTAL                    $22,886                       $ 9,914
        $ 32,800

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the given time period and should not be considered as a representation of  what may be achieved in the future.



To Our Investors







     Dear Shareholder:

     Mr. Greenspan and his policies seem to be able to keep the economy on track. As I write this letter to you the inflation rate is 2.1% and the rate of unemployment is 4.2%. All indicators seem to show that the economy is robust and stable. We have positioned your portfolio to take advantage of this economy.

     The fund in the last year has experienced a wavering in the market.
In the first six months of the year the fund took a position that led to less than expected growth. We've made some changes and I am happy to report that in the period from June 30, 1999 to September 3, 1999, our fund has substantially out-performed the Dow Jones Industrial Average.
We try to include only the largest and most elite companies in your portfolio in keeping with our investment philosophy of maintaining conservative growth. Some of them are Hewlett Packard (leading manufacturer of computer products), General Electric (one of the world's largest providers of financing and insurance, as well as a leading maker of jet engines, electric utility generator and the last original member of the Dow Jones Industrials) and Texaco (leading international oil and natural gas company engaged in exploration, refining and marketing operations).

     We are excited about the years ahead and are optimistic that we will continue to give you, our shareholder, rewarding performance. The stock market has been a good one for American Growth Fund, Inc. over the past 41 years and you have benefitted as a result.

     My staff and I are always available to discuss your account with
you.   Our toll-free number is 800.525.2406.

     American Growth Fund wishes you A Good Future!

     Sincerely




     Robert Brody
     9/3/99

How American Growth Fund Has Its Shareowners' Money Invested


STATEMENT OF INVESTMENTS
July 31, 1999


          Market
Description of Security                                               Shares
Value
------------------------------------------------------------------------------------------
COMMON STOCKS 87.08%

Commercial Bank Industry 17.45%

City National Corp.. . . . . . . . . . . . . . . . . . .                   197,80
0    $ 6,774,650
     (Owns City National Bank, largest independent bank in southern
California.)
SouthTrust Corp. . . . . . . . . . . . . . . . . . . . .                   135,00
0    4,961,250
     (The 33rd largest bank in the U.S.)
Royal Bank of Canada . . . . . . . . . . . . . . . . . .                   70,000
3,045,000
     (Canada's largest bank.)
Bank America Corp. . . . . . . . . . . . . . . . . . . .                   32,624
2,165,418
     (The 3rd largest bank in the United States.)


          ------------------
                                                                      16,946
,318


Computer & Peripherals Industry 9.20%

Hewlett Packard Company. . . . . . . . . . . . . . . . .                   73,500
7,694,531
     (A designer and manufacturer of precision electronic products.)
Cisco Systems Inc.*. . . . . . . . . . . . . . . . . . .                   20,000
1,242,500
     (The leading supplier of high-performance internet-working products.)

          ------------------
                                                                                               8,937,
031

Household Products Industry 8.93%

Procter & Gamble Company . . . . . . . . . . . . . . . .              50,000
4,525,000
     (#1 manufacturer of household products in the U.S. and the world's largest advertiser.)
Colgate Palmolive Company. . . . . . . . . . . . . . . .                   84,000
4,147,500
     (2nd largest domestic maker of detergents, toiletries and other household products.)

          ------------------
                                                                                          8,672,
500

*Non-income producing security
See accompanying notes to financial statements.





                                                                                     Market
Description of Security                                               Shares
                                                                      Value
------------------------------------------------------------------------------------------

Electronic Equipment Industry 6.73%

General Electric Company . . . . . . . . . . . . . . . .                   60,000

     $6,540,000
     (One of the largest and most diversified industrial companies in the world.)

Drug Industry 5.38%

Amgen Inc. . . . . . . . . . . . . . . . . . . . . . . .                        68,000
5,227,500
     (Utilizes biotechnology to develop human pharmaceutical
products.)

Semiconductor Industry 5.22%

Intel Corp.  . . . . . . . . . . . . . . . . . . . . . .                        60,000
4,140,000
     (A leading manufacturer of integrated circuits.)
Micron Technology Inc.*. . . . . . . . . . . . . . . . .                   15,000
931,875
     (Manufactures semiconductor components used in the computer, telecommunications, and office automation industries.)

          ------------------
                                                                                               5,071,
875

Aluminum Industry 4.93%

Alcoa Inc. . . . . . . . . . . . . . . . . . . . . . . .                        80,000
4,790,000
     (The world's largest aluminum producer.)

Petroleum (Integrated) Industry 4.63%

Texaco Inc.  . . . . . . . . . . . . . . . . . . . . . .                        72,200
4,498,963
     (A major integrated international oil company.)



*Non-income producing security
See accompanying notes to financial statements.




                                                                                               Market
Description of Security                                                    Shares
                                                                           Value
------------------------------------------------------------------------------------------

Telecommunications Services  Industry 3.74%

AT&T Corp. . . . . . . . . . . . . . . . . . . . . . . .                   70,000

     $3,635,625
     (Operates in the global telecommunications and information management industry.)

Machine Industry 3.62%

Caterpillar, Inc.. . . . . . . . . . . . . . . . . . . .                        60,000
3,517,500
     (The world's largest producer of earthmoving equipment.)

Insurance Industry 3.31%

Equitable Companies, Inc. (The). . . . . . . . . . . . .              50,000
3,212,500
     (Parent holding company of the Equitable Life Assurance Society of the United States.)

Financial Services Industry 2.75%

Citigroup Inc. . . . . . . . . . . . . . . . . . . . . .                        60,000

     2,673,750
     (A diversified financial services company.)

Precision Instrument Industry 2.14%

Eastman Kodak, Co. . . . . . . . . . . . . . . . . . . .                   30,000
2,073,750
     (The world's largest producer of photographic products.)

Oilfield Services Industry 1.90%

Schlumberger Limited . . . . . . . . . . . . . . . . . .                   30,500
1,847,156
     (Operates in two segments: oilfield services, measurement &
systems.)


Steel (Integrated) Industry 1.76%

USX - U.S. Steel Group . . . . . . . . . . . . . . . . .                   66,000

     1,711,875
     (The largest U.S. steelmaker.)

Auto Industry 1.51%

General Motors Corp. . . . . . . . . . . . . . . . . . .                   20,000
1,218,750
     (The world's largest auto manufacturer.)
Delphi Automotive Systems Corp.  . . . . . . . . . . . .              13,978
251,604
     (A supplier of components, integrated systems and modules to the automotive Industry.)

          ------------------

          1,470,354

*Non-income producing security
See accompanying notes to financial statements.




                                                                                               Market
Description of Security                                                    Shares
                                                                           Value
------------------------------------------------------------------------------------------


Telecommunications Equipment Industry 1.34%

Lucent Technologies Inc. . . . . . . . . . . . . . . . .                   20,000
1,301,250
     (One of the world's leading designers, developers and
manufacturers of telecommunications systems, software and products.)


Paper & Forest Products Industry 1.13%

Fort James Corp. . . . . . . . . . . . . . . . . . . . .                   30,000
1,095,000
     (The second largest paper goods producer in the United States.)


Building Materials Industry 1.12%

Ameron International  Inc.   . . . . . . . . . . . . . .                   25,500
1,085,344
     (The largest supplier of high-performance marine and offshore coatings in the U.S.)


Food Industry 0.29%

Fresh Del Monte Produce Inc.*  . . . . . . . . . . . . .                   20,000
283,750
     (Produces, distributes and markets fresh produce.)

          ------------------
Total Common Stocks (cost $63,893,510) (87.08%). . . . . . . .
          84,592,041


U.S. GOVERNMENT OBLIGATIONS 0.69%

U.S. Treasury Bond,  6.00%, 02/15/26 . . . . . . . . . .
          673,204

          ------------------
Total U.S. Government Obligations (cost $715,812). . . . . . .
          673,204


MONEY MARKET INSTRUMENTS 10.33%
LIR Government Money Fund, (cost $10,035,189). . . . . .
          10,035,189

Total Money Market Instruments  (cost $10,035,189) . . . . . .
     10,035,189

          ------------------
Total Investments, at Value  (cost $74,644,511). . . . . . . .        98.10
%    95,300,434

Cash and Receivables, Less Liabilities . . . . . . . . .              1.90%

          1,841,659
                                        ------------------
Net Assets . . . . . . . . . . . . . . . . . . . . . . .                        100.00
%    $97,142,093


*Non-income producing security
See accompanying notes to financial statements.

Financial Statements


AMERICAN GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES, JULY 31, 1999

ASSETS:
Investments, at value (cost $74,644,511)-see accompanying statement
     $          95,300,434
     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 2,835,
585
          Receivables:
          Shares of beneficial interest sold . . . . . . . . . . . . .
     15,783
                        Dividends. . . . . . . .                                100,09
8
                        Interest . . . . . .                                    59,473

          ------------------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . .                      98,311
,373

LIABILITIES:
Shares of beneficial interest redeemed. . . . . . . . . . . . .                 222,85
5
Investments Purchased . . . . . . . . . . . . . . . . . . . . .                      946,42
5

          ------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . .           $
97,142,093


COMPOSITION OF NET ASSETS:
Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                 $
72,886,825
Accumulated net realized gain from investment transactions. . . . . . . .
          3,599,345
Net unrealized appreciation of investments. . . . . . . . . . .            20,655
,923

          ------------------
Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . .                 $
97,142,093


NET ASSET VALUE PER SHARE:
Class A Shares:
Net asset value and redemption price per share (based on net assets of $8,635,193 and 902,062 shares of beneficial interest outstanding)
     $    9.57
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price) . . . . . . . .                              $10.15
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $11,265,053 and 1,191,841 shares of beneficial interest outstanding)
     $    9.45

Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $3,131,060 and 331,804 shares of beneficial interest outstanding)
     $    9.44

Class D Shares:
Net asset value and redemption price per share (based on net assets of
$74,110,787 and 7,713,320 shares of beneficial interest outstanding)
     $    9.61
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                          $10.20

See accompanying notes to financial statements.

Financial Statements


AMERICAN  GROWTH  FUND,  INC.
STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31,
1999

INVESTMENT INCOME:
     Interest . . . . .                                $
971,881
     Dividends (net of $12,912 foreign withholding tax) . . . . . . .
          1,000,312
                                             ------------------
     Total investment income . . . . . . . . . . . . . . . . . . . .                 1,972,
193

EXPENSES:
Investment advisory fees (Note 5). . . . . . . . .                         918,55
4
Administration expenses (Note 5) . . . . . . . . .                         472,41
1
Transfer agent, shareholder servicing and data processing fees (Note 4). . .
 . . . .   216,882
Custodian fees (Note 4). . . . . . . . .                              137,35
8
Professional fees. . . . . . .                                   30,450
Registration and filing fees:
     Class A . . . . . . . . .                                        4,596
     Class B . . . . . . . . .                                        5,461
     Class C . . . . . . . . .                                        1,648
     Class D . . . . . . . . .                                   34,434
Shareholder reports. . . . . . . . . . .                              17,189
Distribution and service fees:
     Class A . . . . . . . . .                                   28,917
     Class B . . . . . . . . .                                   142,19
2
     Class C . . . . . . . . .                                   44,323
Directors fees . . . . . . . .                                             4,700
Other expenses . . . . . . . .                                   64,825

          ------------------
Total expenses. . . . . . . . . . . . . . . . . . . . . . . . .                      2,123,
940
Less expenses paid indirectly (Note 4) . . . . . .
          (94,209)

          ------------------
Net expenses. . . . . . . . . . . . . . . . . . . . . . . . . .                      2,029,
731
                                        ------------------
Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . .                          (57,53
8)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments . . . . . . . . .                    7,359,
974
     Net change in unrealized appreciation on investments . . . . . .
     (4,734,232)

          ------------------
     Net realized and unrealized gain . . . . . . . . .                    2,625,
742
                                             ------------------
Net Increase in Net Assets Resulting From Operations . . . . . .
     $         2,568,204

See accompanying notes to financial statements.

Financial Statements


AMERICAN GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JULY 31, 1999 AND 1998

                                                                                1999

     1998
OPERATIONS:
     Net investment income (loss). . . . . . . . . . .      $    (57,53
8) $ 637,948
     Net realized gain (loss). . . . . . . . . . . . .                     7,359,
974  (3,209,919)
     Net change in unrealized depreciation . . . . . .                (4,734,
232) (8,201,493)
                              ------------------------------------
     Net increase (decrease) in net assets resulting from
          operations . . . . . . . . .                           2,568,
204  (10,773,464)


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income:
     Class A . . . . . . . . . . . . . . . . . . . . .                          (56,53
4)   (75,567)
     Class B . . . . . . . . . . . . . . . . . . . . .                                    (8,505)
(14,141)
     Class C . . . . . . . . . . . . . . . . . . . . .                                    (5,179)
(3,850)
     Class D . . . . . . . . . . . . . . . . . . . . .                          (474,9
46)  (790,735)
     Book return of capital:
     Class A  . . . . . . . . . . . . . . . . . . . .                                          (48,72
6)   -
     Class B  . . . . . . . . . . . . . . . . . . . .                                     (7,296)
-
     Class C  . . . . . . . . . . . . . . . . . . . .                                     (4,441)
-
     Class D  . . . . . . . . . . . . . . . . . . . .                      (409,6
27)  -
     Distributions from net realized gain:
     Class A  . . . . . . . . . . . . . . . . . . . .                                -
(1,120,917)
     Class B  . . . . . . . . . . . . . . . . . . . .                                          -
(1,258,568)
     Class C  . . . . . . . . . . . . . . . . . . . .                                          -
(342,696)
     Class D . . . . . . . . . . . . . . . . . . . . .                               -
(8,796,922)


BENEFICIAL INTEREST TRANSACTIONS:
     Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
     Class A . . . . . . . . . . . . . . . . . . . . .                               (5,837,
113) 5,962,986
     Class B . . . . . . . . . . . . . . . . . . . . .                          (4,497,
280) 7,163,360
     Class C . . . . . . . . . . . . . . . . . . . . .                               (1,423,
013) 2,200,744
     Class D . . . . . . . . . . . . . . . . . . . . .                                    (16,29
3,908)    (8,137,343)


NET ASSETS:. . . . . . . . . . . . . . . . . . . .        ------------------------------------
     Total decrease. . . . . . . . . . . . . . . . . .                     (26,49
8,364)    (15,987,113)
     Beginning of period . . . . . . . . . . . . . . .                          123,64
0,457     139,627,570
                         ------------------------------------
     End of period (including undistributed net investment
     income of $0 and $331,075 respectively). . . . . . . . . . .$    97,142
,093  $   123,640,457

See accompanying notes to financial statements.

Financial Highlights

Class A
Year Ended July 31,

                              1999      1998 19971
9966
Per Share Operating Data:

Net Asset Value, Beginning of Period    $9.49          $11.30  $ 8.84
$ 9.21
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)       (0.05)         0.044       0.144
-4
Net realized and unrealized gain (loss) 0.21      (0.90)
2.83           (0.37)
                              ------------------------------------
Total income (loss) from investment
     operations                    0.16                (0.86)
2.97           (0.37)

Dividends and distributions to shareholders:
Dividends from net investment income    (0.04)              (0.06)5
(0.12)5        -
Book return of capital             (0.04)              -               --
Distributions from net realized gain         -              (0.89)
(0.39)         -
                              ------------------------------------
Total dividends and distributions
     to shareholders               (0.08)         (0.95)
(0.51)         -
                              ------------------------------------
Net Asset Value, End of Period          $9.57          $9.49     $11.30
$8.84
                              ------------------------------------
Total Return at Net Asset Value1        2.0%      (7.6)%
34.6%          (4.0)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)     $8,635    $14,246
$10,536   $3,838
               ---------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)       0.00%          0.42%  1.28%
0.13%
Expenses2                     1.98%          1.77%
1.76%          2.06%
          ---------------------------------------------------------------
Portfolio turnover rate3           109.3%         103.5%
106.2%          163.1%


     1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
     2. Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund.
     3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the period ended July 31, 1999, aggregated
$115,980,505 and $159,871,400, respectively.
     4. Net investment income (loss) per share is based upon relative daily net asset values.
     5. Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.
     6.   For the period from March 1, 1996 (inception of offering) to July
31, 1996.

See accompanying notes to financial statements.

Financial Highlights

Class B
Year Ended July 31,
                                                                 1999           1998
1997      19966
Per Share Operating Data:

Net Asset Value, Beginning of Period    $9.37          $11.19$ 8.80
$9.21
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                (0.13)         (0.02)4
0.074          (0.01)4
Net realized and unrealized gain (loss) 0.22           (0.90)   2.79
(0.40)
                              ------------------------------------
Total income (loss) from investment
     operations                    0.09           (0.92)
2.86           (0.41)

Dividends and distributions to shareholders:
Dividends from net investment income    (0.01)              (0.01)5 (0.09)5-
Book return of capital             -7             -               --
Distributions from net realized gain         -              (0.89)
(0.39)         -
                              ------------------------------------
Total dividends and distributions
     to shareholders               (0.01)         (0.90)
(0.48)         -
----------------------------------------------------------
Net Asset Value, End of Period          $9.45          $9.37   $11.18
$8.80
     ---------------------------------------------------------------
Total Return at Net Asset Value1        0.9%      (8.2)%
33.5%          (4.5)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)     $11,265   $15,533
$10,962   $3,417
---------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)       (0.01)%        (0.32)%
0.49%               (0.52)%
Expenses2                     2.73%          2.52%
2.46%          2.81%
---------------------------------------------------------------
     Portfolio turnover rate3           109.3%         103.5%
106.2%          163.1%


     1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
     2. Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund.
     3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the period ended July 31, 1999, aggregated
$115,980,505 and $159,871,400, respectively.
     4. Net investment income (loss) per share is based upon relative daily net asset values.
     5. Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.
     6.   For the period from March 1, 1996 (inception of offering) to July
31, 1996.
     7.   Less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights

Class C
Year Ended July 31,

                                                                 1999           1998
1997      19966
Per Share Operating Data:

Net Asset Value, Beginning of Period    $9.37          $11.19   $
8.81      $ 9.21
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)       (0.14)    (0.02)4
0.074          -4
Net realized and unrealized gain (loss) 0.23           (0.90)
2.79           (0.40)
--------------------------------------------------------------
Total income (loss) from investment
     operations . . . . . .                            0.09                (0.92)
2.86           (0.40)

Dividends and distributions to shareholders:
Dividends from net investment income    (0.01)              (0.01)5
(0.09)5        -
Book return of capital             (0.01)              -               --
Distributions from net realized gain         -                   (0.89)
(0.39)         -
-------------------------------------------------------------
Total dividends and distributions
     to shareholders               (0.02)         (0.90)
(0.48)         -
                              ------------------------------------
Net Asset Value, End of Period          $9.44          $9.37
$11.19    $8.81
--------------------------------------------------------------
Total Return at Net Asset Value1        0.9%      (8.2)%
33.6%          (4.3)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)     $3,131    $4,498
$3,023    $367
-------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)       (0.01)%        (0.31)%
0.55%               (0.63)%
Expenses2                     2.75%          2.52%
2.50%          2.97%
-------------------------------------------------------------
Portfolio turnover rate3 . . . . . .                   109.3%         103.5%
106.2%          163.1%

     1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
     2. Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund.
     3. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the period ended July 31, 1999, aggregated
$115,980,505 and $159,871,400, respectively.
     4. Net investment income (loss) per share is based upon relative daily net asset values.
     5. Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.
     6.   For the period from March 1, 1996 (inception of offering) to July
31, 1996.

See accompanying notes to financial statements.

Financial Highlights

                                                <c
>

Class D
Year Ended July 31,
                                                                      1999 1998
1997 1996 1995
Per Share Operating Data:

Net Asset Value, Beginning of Period                   $9.53     $11.33$
8.85 $ 8.75    $ 9.34
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                             0.01      0.074
0.174     0.034     0.21
Net realized and unrealized gain (loss)                0.17      (0.90)
2.82      0.39      0.88
-----------------------------------------------------
Total income (loss) from investment operations              0.18      (0.83)
2.99  0.42     1.09

Dividends and distributions to shareholders:
Dividends from net investment income                   (0.05)    (0.08)5
(0.12)5   (0.12)5   (0.12)
Book return of capital                            (0.05)    -         -

     -    -
Distributions from net realized gain                        -         (0.89)
(0.39)    (0.20)    (1.56)
-----------------------------------------------------
Total dividends and distributions to shareholders           (0.10)    (0.97)
(0.51)    (0.32)    (1.68)
                              --------------------------------------------
Net Asset Value, End of Period                         $9.61     $9.53
$11.33    $8.85     $8.75
                              -------------------------------------------------------
Total Return at Net Asset Value1                       1.9% (7.4)%
35.1%     4.8% 15.2%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                    $74,111   $89,364
$115,106$100,130$90,538
------------------------------------------------------
Ratios to average net assets:
Net investment income                             0.14%     0.63%
1.71%     0.47%     1.91%
Expenses2                               1.72%     1.54%1.
55%  1.63%     1.45%
-------------------------------------------------------
Portfolio turnover rate3                          109.3%    103.5%
106.2%    163.1%    173.0%
     1.   Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
     2.   Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund.
     3.   The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the period ended July 31, 1999, aggregated
$115,980,505 and $159,871,400, respectively.
     4.   Net investment income (loss) per share is based upon relative daily net asset values.
     5.   Distributions from net investment income per share are based upon relative net asset values as of the business day following the distribution record date.

See accompanying notes to financial statements.

Notes to Financial Statements


1.    Summary of Significant Accounting Policies American Growth Fund,
Inc. (the "Fund") is registered under the Investment Company Act of
1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek capital appreciation. The Fund's investment advisor is Investment Research Corporation (IRC). The Fund offers Class A, Class B, Class C and Class
D shares. Class D shares are available to shareholders in existence prior to 3/1/96. Class A and Class D shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation - Investment securities are valued at the closing asked price as reported by the principal securities exchange on which the security is traded. If no sale is reported, or if the security is not traded on an exchange, value is based on the average of the latest bid and asked prices. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Allocation of Income, Expenses, Gains and Losses -  Income, expenses
(other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.


The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 1999, amounts have been reclassified to reflect a decrease in accumulated net investment loss of $271,627 a decrease in accumulated net realized gain from investment transactions of $246,660 and a decrease in paid-in capital of $24,967.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements



2. Shares of Beneficial Interest - The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                  Year Ended July 31, 1999
Year Ended July 31, 1998
                              Shares         Amount
Shares           Amount
---------------------------------------------------------------------------------------------------------------
Class A:
     Sold                                    253,536        $   2,388,808
837,941         $  8,739,433
     Dividends and distributions reinvested       10,544         98,900
124,601            1,193,679
     Redeemed                                     (863,218)      (8,324,821)
(393,818)       (3,970,124)
               -----------------------------------------------------------------------------
     Net increase (decrease)                           (599,138)      $ (5,837,113)
568,724       $  5,962,988
---------------------------------------------------------------------------------------------------------------
Class B:
     Sold                                    171,341        $   1,617,151
843,318       $   8,810,905
     Dividends and distributions reinvested       1,577          14,680    129,536

         1,231,569
     Redeemed                                     (639,257)      (6,129,111)
(294,805)       (2,879,114)
----------------------------------------------------------------------------
     Net increase (decrease)                           (466,339) $ (4,497,280)
678,049      $   7,163,360
---------------------------------------------------------------------------------------------------------------

Class C:
     Sold                                    72,340         $
690,740218,226       $   2,295,012
     Dividends and distributions reinvested            780            7,253     35,910

         341,141
     Redeemed                                     (221,264)      (2,121,006)
(44,447)             (435,409)
               -----------------------------------------------------------------------------
     Net increase (decrease)                           (148,144) $ (1,423,013)
209,689      $  2,200,744
---------------------------------------------------------------------------------------------------------------
Class D:
     Sold                                    159,048        $   1,506,344
394,322       $   4,226,052
     Dividends and distributions reinvested       85,582         805,335   969,644

         9,308,601
     Redeemed                                     (1,913,434)     (18,605,587)
(2,144,192)  (21,671,996)
               -----------------------------------------------------------------------------
     Net decrease                             (1,668,804)   $(16,293,908)
(780,226)    $  (8,137,343)

3.    Unrealized Gains and Losses on Investments

The identified tax cost basis of investments at July 31, 1999 was $74,644,511. Net unrealized appreciation on investments of $20,655,923, based on identified tax cost as of July 31, 1999, was comprised of gross appreciation of $22,985,947 and gross depreciation of $2,330,024.

4.    Fund Expenses Paid Indirectly

For the year ended July 31, 1999, fees for transfer agent/data processing services and custodian services totaling $28,377 and $65,832, respectively, were offset by earnings on cash balances maintained by the Fund at the custodian financial institution. The Fund could have invested the assets maintained at the institution in income-producing assets if it had not agreed to a reduction in fees.

5.    Underwriting, Investment Advisory Contracts and Service Fees

Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% of such assets in

Notes to Financial Statements


excess of $30 million.  The Fund pays its own operating expenses.

Class B and Class C shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class A shares are subject to annual service and distribution fees of 0.25% and 0.05% of average daily net assets, respectively.

For the year ended July 31, 1999 commissions and sales charges paid by investors on the purchase of Fund shares totaled $181,649 of which
$45,545 was retained by American Growth Fund Sponsors, Inc.
("Sponsors"), an affiliated broker/dealer which serves as the underwriter
and distributor of the Fund.   Sales charges advanced to broker/dealers by
Sponsors on sales of the Fund's Class B and C shares totaled $72,264. For the year ended July 31, 1999, Sponsors received contingent deferred sales charges of $37,273 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by Sponsors upon the sale of such shares.

The Fund paid $260,228 to Sponsors for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of Sponsors and IRC. For the year ended July 31, 1999 the Fund paid directors' fees and expenses of $4,700.

For the year ended July 31, 1999, under an agreement with IRC, the Fund was charged $310,686 for the costs and expenses related to employees of IRC who provide administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $76,932 by an affiliated company of IRC for the rental of office space.

6.    Federal Income Tax Matters (unaudited)

On December 2, 1998, per share dividends from net investment income and in excess of net investment income were declared as follows: Class A:
$0.08, Class B: $0.01, Class C: $0.02 and Class D: $0.10 respectively. The dividends were paid December 18, 1998. For the Fund's year ended
July 31, 1999, all ordinary income dividends have been determined to qualify for the dividends received deduction for corporate shareholders.

Independent Auditors' Report





To The Board of Directors and Shareholders of American Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc., including the statement of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31,1995 were audited by other auditors, whose report dated August 18, 1995 expressed an unqualified opinion on those financial highlights.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.




KPMG  LLP
Denver, Colorado
August 27, 1999

TRANSFER AGENT: Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, MA 02171
CUSTODIAN: State Street Bank & Trust Company, Two Heritage Drive, North Quincy, MA 02171
RETIREMENT PLAN CUSTODIAN: State Street Bank & Trust Company, Two Heritage Drive, North Quincy, MA 02171
INDEPENDENT AUDITORS: KPMG LLP, 707 Seventeenth Street, Suite 2300, Denver,
CO 80202
UNDERWRITER/DISTRIBUTOR: American Growth Fund Sponsors, Inc., 110 Sixteenth Street, Suite 1400, Denver, CO 80202

AMERICAN GROWTH FUND, INC. BOARD OF ADVISORS:

William D. Farr
     President and Director of Farr Farms Co.
     Chairman of the Board of Northern Colorado Water Conservancy
     Past President of the National Cattleman's Association
     Board Member of the Greeley Water Board


OFFICERS AND DIRECTORS                                 INVESTMENT
ADVISOR
Robert Brody        President and Director             Investment Research
Corporation
Timothy E. Taggart  Exectutive Vice President               110 Sixteenth Street, Suite
1400
D. Leann Baird                Secretary                          Denver, CO 80202
Michael J. Baum          Director                                OFFICERS AND
DIRECTORS
Eddie R. Bush       Director                                Robert Brody
President,
                                                                           Treasure
r, and Director
Harold Rosen        Director                                Timothy E. Taggart
Executive Vice
                                                                           President and Director
                                                                      D. Leann Baird
Secretary and Director

AMERICAN GROWTH FUND, INC.

PART C - OTHER INFORMATION

Item 24.    Financial Statements and Exhibits:

(a)    Financial Statements

Included in Prospectus:
     Financial Highlights
Included in Statement of Additional Information:
     Report of Independent Accountants
            Statement of assets and liabilities - July 31, 1999
            Statement of operations - year ended July 31, 1999
            Statement of changes in net assets - years ended July 31, 1998 and 1999
            Notes to financial statements
            Portfolio of investments
            (Schedule I - Investments in securities of unaffiliated issuers) - July 31, 1999

(b)    Exhibits

     1.        (a)  Articles of Amendment and Restatement (6)
               (b)  Articles Supplementary (6)

     2.        Registrant's By-laws, as amended. (2)
     3.        Not applicable
     4.        Instruments defining rights of shareholders:
               See Article 4, 6 & 8 of Incorporation and Article 1, 4 & 7 of the Bylaws. (6)
     5. Investment advisory contract between Investment Research Corporation and registrant.
               a.        Distribution Agreement for Class A Shares (6)
               b.        Distribution Agreement for Class B Shares (6)
               c.        Distribution Agreement for Class C Shares (6)
               d.        Distribution Agreement for Class D Shares (6)
               e.        Selling group agreement between American Growth
Fund Sponsors,
                         Inc. And dealers as amended. (6)
     6.        Not applicable
     7.        Custodian agreement between state Street Bank and Trust
Company and
               registrant. (1)
     8.        Transfer agent agreement between State Street Bank &
Trust Company
               and Registrant. (1)
     9.        Not applicable.
     10.       Not applicable
     11.       Consent of KPMG Peat Marwick LLP.
     12.       Not applicable
     13.       Not applicable

     14.       a.        Registrant's Self-Employed Retirement Plan. (2)
               b.        Registrant's Simplified Employee Pension Plan
Application and
                         Agreement.(1)
          c.        Registrant's Salary Reduction Simplified Employee

                         Pension Plan Application and Agreement. (4)
               d.        Registrant's Individual Retirement Account Plan
and Agreement. (6)
               e.        Registrant's 403(b) Retirement Plan and Custody
Agreement. (3)
               f.        Registrant's Prototype Paired Defined Contribution
Plans. (4)
               g.        Registrant's Prototype Profit Sharing/401(k)
Plan.(4)
          15.       a.        Distribution Plan for Class A Shares (6)
               b.        Distribution Plan for Class B Shares (6)
               c.        Distribution Plan for Class C Shares (6)
          16.       Schedule for computation of each performance quotation.
          17. Financial Data Schedules filed as Exhibit 27 for electronic purposes.
          18.       Rule 18f-3 Plan.

     (1) Incorporation by reference to identically numbered exhibit in Post Effective Amendment No. 42 to the Registration Statement under the securities Act of 1933 on Form NA (File No. 2-14543) of Registrant filed on December 1, 1988.

            (2) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1987.

            (3) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 39 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on October 1, 1985.

            (4) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 44 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1990.

            (5) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 46 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1992.

               (6) Incorporated by reference to identically numbered exhibi t in Post Effective Amendment No. 51 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on September 30, 1996.

Item 25.    Person Controlled by or Under Common Control

None

Item 26. Number of Holders of Securities. The following table set forth the approximate number of record holders of the one cent par value common stock of the Registrant as of November 26, 1999.

(1)                                               (2)
Title of Class                               Number of Record Holders
One Cent Par Value Common Stock         5,464

Item 27.    Indemnification.    Reference is made to Article IX of the
registrant's By-Laws (Exhibit 2 to this registration Statement) and Article 7(c) of the registrant's Articles of Incorporation (Exhibit 1 to this Registration Statement).

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment
Company Act of 1940 as long as the interpretation of Section 17(h) and 17(i) of such Act expressed in that Release remain in effect.

Item 28. Business and Other Connections of Investment Adviser. The following table set forth the principal business of each director and officer of the Investment Adviser of the Registrant for the two fiscal years ended July 31, 1999.

Name & Position With
Principal Business
Investment Adviser

Robert Brody
President, Treasurer and
Director

Timothy E. Taggart
Vice President, Director

D. Leann Baird,
Secretary, Director

Mr. Brody is also President and a director of American Growth Fund, Inc., the Registrant; Treasurer and a director of American Growth Fund
Sponsors, Inc., the Registrant's underwriter; and President, Treasurer and a director of American Growth Financial Services, Inc., 110 16th Street, Denver, Colorado Mr. Taggart is also Vice President, secretary and a director of American Growth Fund Sponsors, Inc., the Registrant's underwriter, 110 16th Street, Denver, Colorado; and Vice President and Director of American Growth Financial Services, Inc., 110 16th Street, Denver, Colorado.

Mrs. Baird is also secretary of American Growth Fund, Inc., the
Registrant; and secretary of American Growth Financial Services, Inc., 110 16th Street, Denver, Colorado.

Item 29.    Principal Underwriters

     (a)  None

     (b)


(1)Name and Principal    (2)Position & Offices              (3)
Position & Offices
Business Address              with Underwriter                   with
Registrant

Robert Brody
110 16th Street
Suite 1400                    President, Treasurer
Denver, CO 80202         Director                                Preside
nt, Director

Timothy E. Taggart
110 16th Street
Suite 1400                    Exec. Vice president                    Treasu
rer
Denver, CO 80202         Secretary, Director

     None

Item 30. Location of Accounts and Records. All accounts and records required to be maintained by Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, are located at the offices of the Registrant, 110 16th Street, Suite 1400, Denver, Colorado 80202, and at the offices of its custodian and transfer agent, State Street Bank & Trust Company, 2 Heritage Drive, N. Quincy, MA 02171, and are under the general custody and control of its Secretary, D. Leann Baird.

Item 31.       Management Services

None

Item 32.    Undertakings.

None




SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectivness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, State of Colorado, on the XXth day of September, 1999.

American Growth Fund, Inc.
By:  /s/  Robert Brody
------------------------------
Robert Brody, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed by the following persons in the capacities indicated and as of the date stated.


(a)    Principal Executive Officer:                         Title
Date

/s/    Robert Brody                                              President
----------------------------------                               and Director

     11/30/99
Robert Brody

(b)    Principal Financial and Accounting Officer:

/s/    Timothy E. Taggart                                   Treasurer

     11/30/99
----------------------------------
Timothy E. Taggart

(c)    Majority of the Directors:

/s/    Michael J. Baum, Jr.                                                     11/30/
99
----------------------------------
Michael J. Baum, Jr.

/s/    Eddie R. Bush                                                            11/30/
99
----------------------------------
Eddie R. Bush

/s/    Harold Rosen                                                             11/30/
99
----------------------------------
Harold Rosen




Exhibit 11

INDEPENDENT AUDITORS' CONSENT





To The Board of Directors
American Growth Fund, Inc.:

We consent to the use in this Registration Statement of American Growth
Fund, Inc. of our report
dated August 27, 1999, appearing in the Statement of Additional
Information, which is part of such
Registration Statement, and to the references to our firm under the headings "Financial Highlights" included in the Prospectus, which is also part of such Registration
Statement and " Custodian and
Independent Auditors" included in the Statement of Additional Information.




KPMG  LLP
Denver, Colorado
November 30, 1999



